UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Optex Systems Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Optex Systems Holdings, Inc.

1420 Presidential Drive

Richardson, TX 75081

January ____, 2023

To the Shareholders of Optex Systems Holdings, Inc.:

You are cordially invited to attend the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Optex Systems Holdings, Inc., a Delaware corporation (the “Company”), to be held virtually at 10:00 a.m. Central Time on February 16, 2023, to consider and vote upon the following proposals:

1.	To elect four nominees to the Company’s Board of Directors (the “Board”), each for a term expiring at the next annual meeting of shareholders of the Company, and until his successor has been duly elected and qualified (to which we refer as “Proposal 1” or the “Director Election” proposal).

2.	To approve the Reverse Split Charter Amendment, as disclosed in the accompanying proxy statement (to which we refer as “Proposal 2” or the “Reverse Split” proposal).

3.	To approve the 2023 Equity Incentive Plan, as disclosed in the accompanying proxy statement (to which we refer as “Proposal 3” or the “2023 Equity Incentive Plan” proposal).

4.	To ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 1, 2023 (to which we refer as “Proposal 4” or the “Auditor Ratification” proposal).

5.	To transact such other business as may be properly brought before the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IN the Director Election proposal, “FOR” the Reverse Split proposal, “FOR” the 2023 Equity Incentive Plan proposal, and “FOR” the proposal to ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 1, 2023.

The Board has fixed the close of business on January 9, 2023 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Accordingly, only shareholders of record at the close of business on January 9, 2023 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof.

Please review in detail the accompanying notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote virtually at the meeting if you wish to do so.

By Order of the Board of Directors:

/s/ Danny Schoening
Danny Schoening,
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2023 Annual Meeting of shareholders (the “Annual Meeting”) of Optex Systems Holdings, Inc. (the “Company”) will be held virtually beginning at 10:00 a.m. Central Time on February 16, 2023. At the Annual Meeting, the holders of the Company’s outstanding common stock will act on the following matters:

1.	To elect four nominees to the Company’s Board of Directors (the “Board”), each for a term expiring at the next annual meeting of shareholders of the Company, and until his successor has been duly elected and qualified (to which we refer as “Proposal 1” or the “Director Election” proposal).

2.	To approve the Reverse Split Charter Amendment, as disclosed in the accompanying proxy statement (to which we refer as “Proposal 2” or the “Reverse Split” proposal).

3.	To approve the 2023 Equity Incentive Plan, as disclosed in the accompanying proxy statement (to which we refer as “Proposal 3” or the “2023 Equity Incentive Plan” proposal).

4.	To ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 1, 2023 (to which we refer as “Proposal 4” or the “Auditor Ratification” proposal).

5.	To transact such other business as may be properly brought before the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

Shareholders of record at the close of business on January 9, 2023 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

We hope you will be able to attend the Annual Meeting virtually, but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be virtually present at the Annual Meeting, you may revoke your proxy and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Shareholders to be Held on February 16, 2023

Pursuant to rules of the U.S. Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended October 2, 2022, are available at www.optex.vote.

Dated: January ___, 2023	By Order of the Board of Directors:

/s/ Danny Schoening
Danny Schoening,
Chairman of the Board of Directors

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OPTEX SYSTEMS HOLDINGS, INC.

1420 Presidential Drive

Richardson, TX 75081

ANNUAL MEETING OF SHAREHOLDERS

To Be Held February 16, 2023

PROXY STATEMENT

The Board of Directors (the “Board”) of Optex Systems Holdings, Inc. (the “Company”) is soliciting proxies from its shareholders to be used at the 2023 Annual Meeting of shareholders (the “Annual Meeting”) to be held virtually on February 16, 2023, beginning at 10:00 a.m. Central Time, and at any postponements or adjournments thereof. This proxy statement contains information related to the Annual Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about January ___, 2023.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date, which our Board has determined to be January 9, 2023 (the “Record Date”), and thus you are entitled to vote at the Annual Meeting. This document serves as a proxy statement used to solicit proxies for the Annual Meeting. This document and the Annexes and Appendix hereto contain important information about the Annual Meeting and the Company and you should read it carefully.

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, Equity Stock Transfer LLC, you are considered, with respect to those shares, the shareholder of record or record holder, and the proxy materials (including proxy card) are being sent directly to you by the Company.

If your shares of common stock are held by a bank, broker, agent or other nominee, you are considered the beneficial owner of such shares held in “street name,” and the proxy materials are being forwarded to you together with a voting instruction card by such bank, broker, agent or other nominee.

Who is entitled to vote at the Annual Meeting?

Only shareholders as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 6,763,070 shares of our common stock issued and outstanding and entitled to vote. Each shareholder is entitled to one vote for each share of our common stock held by such shareholder on the Record Date on each of the proposals presented in this proxy statement.

How do I access the proxy materials over the Internet?

Electronic copies of this proxy statement, the accompanying notice of Annual Meeting and the Company’s annual report on Form 10-K for the year ended October 2, 2022 are available at www.optex.vote and at https://ir.stockpr.com/optexsys/all-sec-filings. All materials will remain posted at least until the conclusion of the Annual Meeting.

How do I attend the Annual Meeting?

Shareholders may attend the Annual Meeting via phone call. In order to attend the virtual Annual Meeting, you must:

●	access an audio-only conference call by calling 877-407-3088 (Toll Free) or +1 877-407-3088 (International); and

●	present your unique 12-digit control number.

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Record holders can find their unique 12-digit control number on their proxy card.

Beneficial owners who hold their shares in “street name” must follow the following instructions in order to register for the Annual Meeting and obtain their 12-digit control number:

●	obtain a legal proxy from your broker, bank or other agent;
●	email the legal proxy to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com,

○	with “Legal Proxy” appearing in the subject line of the email; and
○	including proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email), so that your request for registration is received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on February 14, 2023; and

●	receive a confirmation of your registration, with your unique 12-digit control number, by email from Equity Stock Transfer.

Shareholders may submit live questions on the conference line while attending the virtual Annual Meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com.

How do I participate in and vote at the Annual Meeting?

If you are a record holder, you can participate and vote your shares in the Annual Meeting by visiting www.optex.vote and entering the 12-digit control number included on your proxy card.

If you are a beneficial owner of shares held in “street name,” you can participate and vote at the meeting by obtaining a legal proxy from your broker, bank or other agent and emailing a copy to proxy@equitystock.com no later than 5:00 p.m. Eastern Time, on February 14, 2023. You will then be able to vote your shares at the meeting by going to www.optex.vote and entering the same control number used to enter the meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

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How do I vote without participating in the Annual Meeting?

Record holders may vote without participating in the Annual Meeting by any of the following means:

1.	By Internet.* The website address for Internet voting is www.optex.vote. The deadline for Internet voting is 7:00 p.m. Eastern Time, on February 15, 2023.
2.	By Email.* Mark, date, sign and email the enclosed proxy card to proxy@equitystock.com ATTN: Shareholder Services.
3.	By mail. Mark, date, sign and mail promptly the enclosed proxy card to Equity Stock Transfer, 237 W 37th Street, Suite 602, New York, NY 10018, ATTN: Shareholder Services.
4.	By Fax.* Mark, date, sign and fax the enclosed proxy card to 646-201-9006 ATTN: Shareholder Services.

* If you vote by Internet, fax or email, please do not mail your proxy card.

Because of possible delays with the mail, we recommend you use the Internet, email or fax to vote.

If you are a beneficial owner of shares held in “street name,” you must email to proxy@equitystock.com a legal proxy from your broker, bank or other agent authorizing you to vote your shares at least two business days prior to the Annual Meeting. Once submitted, you will receive a control number enabling you to vote your shares by any of the means set forth above.

If I am a record holder, will my shares be voted if I do not return my proxy card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by a method discussed above or vote at the Annual Meeting.

If I hold my shares in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank, agent or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Thus, your broker will not be able to vote your shares of common stock without specific instructions from you for “non-routine” matters.

If your shares are held by your broker, bank, agent or other nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

Proposal 1 (the Director Election proposal), Proposal 2 (the Reverse Split proposal) and Proposal 3 (the 2023 Equity Incentive Plan proposal), are “non-routine matters.”

Proposal 4 (the Auditor Ratification proposal) is a “routine” matter.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange (“NYSE”) when determining if proposals are considered “routine” or “non-routine”. When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

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What constitutes a quorum for purposes of the Annual Meeting?

A quorum is present if holders of at least a majority of the issued and outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting. This permits the conduct of business at the meeting. On the Record Date, there were 6,763,070 shares of common stock and no shares of preferred stock issued and outstanding and entitled to vote. Accordingly, the holders of 3,381,536 shares eligible to vote must be present or represented by proxy at the Annual Meeting to have a quorum. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the Annual Meeting only if you vote in person at the virtual meeting, you submit a valid proxy or your broker, bank, agent or other nominee submits a valid proxy.

What vote is required to approve each item?

The following votes are required to approve each proposal, assuming in each case that a quorum is present:

●	Proposal 1 (Director Election proposal) – The election of the directors requires a plurality (the four nominees receiving the most “FOR” votes) of the votes cast at the Annual Meeting. Abstentions and broker non-votes will not affect the outcome of the vote on Proposal 1.

●	Proposal 2 (Reverse Split proposal) – The approval of the Reverse Split Charter Amendment requires that shareholders holding a majority of the outstanding stock entitled to vote thereon vote “FOR” the proposal. Abstentions and broker non-votes will effectively count as a vote against Proposal 2.

●	Proposal 3 (2023 Equity Incentive Plan proposal) – The approval of the 2023 Equity Incentive Plan requires that the number of votes cast “FOR” the proposal exceed the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not affect the outcome of the vote on Proposal 3.

●	Proposal 4 (Auditor Ratification proposal) – The ratification of the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 1, 2023 requires that the number of votes cast “FOR” the proposal exceed the number of votes cast “AGAINST” the proposal. Abstentions will not affect the outcome of the vote on Proposal 4. However, since brokers may exercise discretionary voting power with respect to this proposal, a shareholder’s failure to provide voting instructions will not prevent a broker vote and can therefore affect the outcome of Proposal 4.

How are shares voted that are represented by proxy?

Shares represented by proxies will be voted as specified in such proxies, and if no choice is specified, will be voted in accordance with the Board’s recommendations consistent with Delaware law and NYSE rules: “FOR” each of the nominees in the Director Election proposal, “FOR” the Reverse Split proposal, “FOR” the 2023 Equity Incentive Plan proposal, and “FOR” the proposal to ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 1, 2023. With respect to any other matter that properly comes before the Annual Meeting, the proxyholder(s) will vote as recommended by the Board or, if no recommendation is given, in his or their own discretion.

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Can I change my vote?

Yes. Any record holder voting by proxy has the right to revoke their proxy at any time before the polls close at the Annual Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Corporate Secretary of the Company; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the Annual Meeting virtually and voting in person. Attendance alone at the Annual Meeting will not revoke a proxy.

Beneficial owners owning common stock in “street name” that have instructed their broker, bank, agent or other nominee to vote their shares of common stock must follow directions received from their broker, bank, agent or other nominee to change those instructions.

Who is soliciting this proxy? Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of the Board. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to shareholders. In addition to mailing these proxy materials, certain Company officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the Company’s stock and to obtain proxies.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a record holder and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the Annual Meeting.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the Annual Meeting, including the procedures for voting your shares, you should contact Karen Hawkins, the Company’s Chief Financial Officer and Corporate Secretary, by telephone at (972) 764-5700.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on shareholders’ behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that such shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by shareholders and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

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Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	Shareholders whose shares are registered in their own name should contact our transfer agent, Equity Stock Transfer LLC, and inform them of their request by calling them at (212) 575-5757 or writing them at Equity Stock Transfer LLC, 237 West 37th Street, Suite 602, New York, NY 10018.

●	Shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly, and inform them of their request. Shareholders should be sure to include their name, the name of their brokerage firm and their account number on such request.

MANAGEMENT AND CORPORATE GOVERNANCE

Corporate Leadership Structure

Our Board directs the management of the business and affairs of our company as provided in our certificate of incorporation, our by-laws and the General Corporation Law of Delaware. Members of our Board of Directors keep informed about our business through discussions with senior management, by reviewing analyses and reports sent to them, and by participating in regularly scheduled Board and committee meetings.

As of January 9, 2023, our Board of Directors consists of five directors, which includes four independent directors and one non-independent director as discussed below. On December 16, 2022, our director Lawrence Hagenbuch notified us that he will not be standing for re-election at the Annual Meeting. The Board has therefore reduced the number of seats on the Board to four effective immediately after the Annual Meeting. Our directors serve for a one-year term and until their successors are elected and duly qualify.

Our Company is led by Danny Schoening, who has served as COO since 2009, was appointed CEO and Director in 2013, and became Chairman in 2017. In his role as Chairman, Mr. Schoening presides over meetings of the full Board of Directors, provides guidance to the Board and management on a variety of key issues, and is responsible for long-range strategic planning for the Company. As Chief Executive Officer, Mr. Schoening is responsible for the active management, day-to-day leadership, and overall performance of the Company.

Our Board leadership structure is used by other smaller public companies in the United States, and we believe that this leadership structure appropriately strikes the balance between strong and informed Company leadership and appropriate oversight by independent directors. We believe that our directors provide effective oversight of the risk management function, especially through dialogue between the full Board and our management.

Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to shareholders. Our Board of Directors actively supports management’s adoption and implementation of many “best practices” in the area of corporate governance, including annual review of internal control changes, compensation practices, executive management and auditor retention.

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Directors and Executive Officers

The following table sets forth information regarding the members of our Board of Directors and our executive officers and a key employee.

Name	Age	Position

Danny Schoening	58	Chairman and Director, Chief Executive Officer, Chief Operating Officer
Karen L. Hawkins	57	Chief Financial Officer
Larry Hagenbuch	56	Director (not standing for re-election)
Dale Lehmann	64	Director, Compensation Committee Chair
Rimmy Malhotra	46	Director, Nominating Committee Chair
Dayton Judd	51	Director, Audit Committee Chair
Billy Bates	60	General Manager, Applied Optics Center

Danny R. Schoening (58). Mr. Schoening joined Optex Systems, Inc. (Texas) in January 2008. Upon the acquisition of the assets of Optex Systems, Inc. (Texas) by Optex Systems, Inc. (Delaware), Danny became the COO of Optex Systems, Inc. (Delaware) (as of September 28, 2008) and he commenced service with Optex Systems Holdings as its Chief Operating Officer as of the date of the reorganization, March 30, 2009 and was appointed Chief Executive Officer and as a Director in 2013. He has been instrumental in establishing the systems and infrastructure required to continue Optex System’s rapid growth. This activity was rewarded with Optex System’s recent ISO 9001:2000 Certification. From February 2004 to January 2008, Danny was the Vice President of Operations for The Finisar Corporation AOC Division for 4 years where he led a team of up to 200 employees to produce vertical cavity lasers for the data communications industry at production rates of hundreds of thousands of units per week. Prior to Finisar, Danny was the Director of Operations for multiple divisions of Honeywell International. Serving the Automotive, Medical, Aerospace, and Consumer Commercial Markets. During this 17-year period, Danny was recognized with Honeywell’s Lund Award, their highest award for developing employee resources. Danny has a broad experience level in the following technologies: Mechanical Assembly Processes, Micro-Electronic Assembly Processes, Laser Manufacturing, Plastic Molding, Metal Machining, Plating, Thick Film Printing, Surface Mount Technology, Hall Effect Technology and MEMS based Pressure Devices. Danny received a Bachelor’s of Science in Manufacturing Engineering Technology from the University of Nebraska, an MBA from Southern Methodist University, and holds three U.S. patents. The Board of Directors has determined that Danny is suited to sit on our Board because of his industry experience and as he is the CEO.

Karen L. Hawkins (57). On November 19, 2014, Karen Hawkins was appointed as our Chief Financial Officer. Ms. Hawkins had previously served as our Vice President, Finance and Controller, since the date of the reorganization, March 30, 2009 and was the controller of Optex Systems, Inc. (Delaware), effective September 28, 2009. She began her employment with Optex Systems, Inc. (Texas) in April 2007. Ms. Hawkins has over 30 years’ experience in Financial Accounting and Management, primarily focused in the Defense and Transportation Industries. She has a strong background in both Financial & Cost Accounting, with extensive Government Pricing, Financial Analysis, and Internal Auditing experience. Her past history also includes Program Management, Materials Management and Business Development. She brings over 25 years’ direct experience in Government Contracting with a strong knowledge of Cost Accounting Standards Board and Federal Acquisition Regulation. Her previous employment includes General Dynamics — Ordinance and Tactical Division, Garland (formerly known as Intercontinental Manufacturing) for over 13 years from November, 1994 through March, 2007. During her tenure there she served in the roles of Controller (Accounting & IT), Program Manager over a $250M 3-year Army Indefinite Delivery/Indefinite Quantity (Indefinite Delivery/Indefinite Quantity) type contract, as well as Materials Manager with oversight of Purchasing, Production Control & Warehousing functions. Prior to her employment at General Dynamics, Ms. Hawkins served in various finance and accounting positions at Luminator, a Mark IV Industries Co, and Johnson Controls, Battery Division - Garland. Karen received her Bachelor’s Degree in Business Administration in Accounting from Stephen F. Austin State University in Texas in 1986 and became a Certified Public Accountant in 1992.

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Bill Bates (60). Mr. Bates joined the Company in 2014. He has thirty-five years of experience related to optical component and system manufacturing. He is currently the General Manager of the Applied Optics Center in Dallas, Texas where he oversees the Thin-film Coating and Optical Assembly Operations where he has served since November of 2014. He has held various positions throughout his thirty-five years of experience within Litton Industries, Northrop Grumman Corporation, and L-3 Communications. He previously served as Vice President and General Manager within the Warrior Systems Division of L-3 Communications. Mr. Bates received a Bachelor of Science of Business Administration from DeVry University and an MBA from the University of Texas at Dallas.

R. Rimmy Malhotra (46) joined the Board in November 2019 and holds the role of Nominating Committee Chair. Rimmy currently manages The Nicoya Fund, an investment partnership whose partners include, high net worth individuals, entrepreneurs and family offices and has acted in that capacity since 2013. He currently serves as Vice-Chairman of HireQuest, Inc., a NASDAQ listed staffing operator. He holds an MBA from The Wharton School in Finance, MA in International Affairs from The University of Pennsylvania and a Bachelor of Science in Computer Science from Johns Hopkins University. The Board of Directors has determined that Rimmy is suited to sit on our Board because of his experience with public equities and financial matters.

Lawrence F. Hagenbuch (56) joined the Board in November 2019. Larry is currently a Managing Director at Huron Consulting Group. Prior to that, Larry was the Chief Operating Officer and Chief Financial Officer for J. Hilburn, Inc., a custom clothier for men from December 2009 to May 2019. He served on the board of directors of Remy International (REMY) from November 2008 until that company’s sale to BorgWarner in November 2015, where he served on the audit and compensation committees. Larry also currently served on the board of directors of Arotech (ARTX) prior to its sale to Greenbriar Partners. Larry currently serves on the board of directors for HireQuest (HQI). Larry has served in senior management positions for SunTx Capital Partners, Alix Partners, GE / GE Capital, and American National Can Group, Inc. Larry began his professional career in the United States Navy. The Board of Directors has determined that Larry is suited to sit on our Board because of his operating experience at both large and growth-oriented companies, in addition to his experience as a director of other public companies. On December 16, 2022, Mr. Hagenbuch notified the Company that he will not be standing for re-election at the 2023 annual meeting of shareholders.

Dale E. Lehmann (64) joined the Board in November 2019 as an industry expert having over 30 years of management, strategy, product development, delivery and operational experience in the electro-optical industry. Dale was the Director of Business Development & Strategy for General Dynamics Global Imaging Technologies Group from 2014 through 2017. Prior to that, Dale was the Senior Vice President & General Manager of the Infrared Products Group for L-3 Communications/Cincinnati Electronics from 1995 through 2014. Dale currently sits on the Board of Directors for Adimec USA, a provider of application specific imaging solutions. The Board of Directors has determined that Dale is suited to sit on our Board because of his experience with companies in similar industries.

Dayton Judd (51) joined the Board in October 2022 and holds the role of Audit Committee Chair. He is the founder and Managing Partner of Sudbury Capital Management, LLC (“Sudbury”). He also serves as the Chairman and CEO of FitLife Brands, Inc. (OTC: FTLF)(“FitLife”). He has served as a director of FitLife since June 2017 and Chief Executive Officer since February 2018. Prior to founding Sudbury, Mr. Judd worked from 2007 through 2011 as a Portfolio Manager at Q Investments, a multi-billion dollar hedge fund in Fort Worth, Texas. Prior to Q Investments, he worked with McKinsey & Company from 1996 through 1998, and again from 2000 through 2007. He graduated from Brigham Young University in 1995 with a Bachelor’s Degree, summa cum laude, and a Master’s Degree, both in Accounting. He also earned an M.B.A. with high distinction from Harvard Business School in 2000, where he was a Baker Scholar. Mr. Judd has previously served on the board of directors for RLJ Entertainment (NASDAQ: RLJE) from 2015 until the sale of the company in 2018, and for Otelco (NASDAQ: OTEL) from 2019 until the sale of the company in 2021. He has also served on the board of directors for several private companies. Mr. Judd is a Certified Public Accountant.

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Family Relationships

There are no family relationships among the officers and directors.

Board Meetings

We are incorporated under the laws of the State of Delaware. The interests of our shareholders are represented by the Board of Directors, which oversees our business and management.

The Board of Directors meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. The Board held six meetings (including special meetings) and took action by unanimous written consent one time during our fiscal year ended October 2, 2022. In the fiscal year ended October 2, 2022, all directors attended a minimum of 75% of the meetings of the Board of Directors and of the committees on which they served.

Board Independence

Our Board of Directors has determined that four of our current directors and three of our directors standing for re-election (all except Mr. Schoening) meet the independence requirements of NASDAQ. In reaching its conclusions, the Board of Directors considered all relevant facts and circumstances with respect to any direct or indirect relationships between the Company and each of the directors.

Board Committees

The Company has a separately-designated audit committee, of which Dayton Judd serves as the chair and the “audit committee financial expert.” The Company has a separately-designated compensation committee, of which Dale Lehman serves as the chair. The Company has a separately-designated nominating committee, of which Rimmy Malhotra serves as the chair. Each committee consists of independent directors Dayton Judd, Rimmy Malhotra and Dale Lehmann.

Audit Committee

The purpose of the Audit Committee is to serve as representative of the Board for the general oversight of the Company affairs relating to the (i) the quality and integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; and (iv) the performance of the Company’s financial reporting and internal control processes.

The Audit Committee had 4 meetings during our fiscal year ended October 2, 2022.

The Audit Committee’s charter is accessible as an exhibit to its 2022 Annual Report and the Company expects it to be available on the Company’s website under “Investor Relations – Governance – Governance Documents” in the future.

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Audit Committee Report

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

●	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the fiscal year ended October 2, 2022;

●

discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees), and SEC Regulation S-X, Rule 2-07 (Communication with Audit Committee);

●

received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence from the Company; and

based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended October 2, 2022, for filing with the Securities and Exchange Commission.

Audit Committee

Dayton Judd

Rimmy Malhotra

Dale Lehman

Compensation Committee

The purpose of the Compensation Committee is to (i) discharge the responsibilities of the Board relating to compensation of the CEO and other reportable officers (defined in the same manner as “officer” in rule 16a-1(f) of the Securities Exchange Act of 1934, as amended); (ii) produce annually the Compensation Committee report on Executive Compensation for inclusion in the Company’s proxy statement (if required); (iii) ensure that the Company’s compensation plans for the CEO and other reportable officers are competitive and support the Company’s overall business strategy; (iv) review, evaluate and recommend for board approval the director and reportable officer compensation plans; (v) review and discuss with management any compensation, discussion and analysis to be included in the Company’s annual proxy statement (as applicable); and (vi) to monitor the Company’s overall compensation policies and employment benefit plans.

The Compensation Committee had three meetings during our fiscal year ended October 2, 2022.

The Compensation Committee’s charter is accessible as an exhibit to its 2022 Annual Report and the Company expects it to be available on the Company’s website under “Investor Relations – Governance – Governance Documents” in the future.

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Nominating Committee

The purpose of the Nominating Committee is (i) to identify individuals qualified to become members of the Board consistent with criteria agreed to by the Board; (ii) to recommend to the Board of Directors nominees for election to the Board of Directors or to recommend candidates to fill vacancies on the Board of Directors and (iii) to address related matters.

The Nominating Committee had one meeting and took action by unanimous written consent one time during our fiscal year ended October 2, 2022.

The Nominating Committee’s charter is accessible as an exhibit to its 2022 Annual Report and the Company expects it to be available on the Company’s website under “Investor Relations – Governance – Governance Documents” in the future.

Board Nominations

The Board of Directors nominates directors for election at each annual meeting of shareholders and appoints new directors to fill vacancies when they arise. The Nominating Committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to the Board of Directors for nomination or election.

One of the Board of Directors’ objectives in evaluating director nominations is to ensure that its membership is composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives, and skills. The Nominating Committee will select nominees for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all shareholders. We do not have a formal diversity policy, however, the Nominating Committee endeavors to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas, including business, accounting and finance, marketing and sales, business development, human capital management, public company governance, growth through mergers and acquisitions, risk management and in other areas that are relevant to our activities.

The Nominating Committee believes that nominees for director should have experience, such as those mentioned above, that may be useful to the Company and the Board of Directors, high personal and professional ethics and the willingness and ability to devote sufficient time to carry out their duties as directors effectively.

Prior to each annual meeting of shareholders, the Nominating Committee identifies nominees first by evaluating the current directors who are willing to continue in service. These candidates are evaluated based on the criteria described above and the needs of the Board of Directors with respect to the talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating Committee determines not to re-nominate the director, a vacancy is created on the Board of Directors as a result of a resignation, an increase in the size of the Board, or other relevant event, the Nominating Committee will consider various candidates for Board membership, including those suggested by the Nominating Committee members, by other Board members, by any executive search firm engaged by the Nominating Committee, by management, or by shareholders.

Shareholders wishing to bring a nomination for a director candidate before a shareholders meeting must give written notice to our Corporate Secretary, either by personal delivery or by United States mail, postage prepaid. The shareholder’s notice must be received by the Corporate Secretary not later than (a) with respect to an Annual Meeting of Shareholders, 90 days prior to the anniversary date of the immediately preceding annual meeting, and (b) with respect to a special meeting of shareholders for the election of directors, the close of business on the tenth day following the date on which notice of the meeting is first given to shareholders. The shareholder’s notice must set forth all information relating to each person whom the shareholder proposes to nominate that is required to be disclosed under applicable rules and regulations of the SEC, including the written consent of the person proposed to be nominated to being named in the proxy statement as a nominee and to serving as a director if elected. The shareholder’s notice must also set forth as to the shareholder making the nomination (i) the name and address of the shareholder, (ii) the number of shares held by the shareholder, (iii) a representation that the shareholder is a holder of record of stock of the Optex Systems Holdings, entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person named in the notice, and (iv) a description of all arrangements or understandings between the shareholder and each nominee.

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Shareholder Communications with the Board of Directors

Shareholders may communicate directly with the Board of Directors or any Board member by writing to them at Optex Systems Holdings, Inc., 1420 Presidential Drive, Richardson, TX 75081. The outside of the envelope should prominently indicate that the correspondence is intended for the Board of Directors or for a specific director. The secretary will forward all such written communications to the director to whom it is addressed or, if no director is specified, to the entire Board of Directors.

Director Attendance at Annual Meetings of Shareholders

Directors are encouraged to attend annual meetings, although such attendance is not required. All four directors then in office attended the Company’s 2022 Annual Meeting of Shareholders.

Code of Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics, which has been distributed to all directors and executive officers, and is available to employees and given to new employees at the time of hire. The Code of Business Conduct and Ethics applies, among other persons, to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Business Conduct and Ethics can be found under the “Investor Relations” section of our website (www.optexsys.com) under the section for corporate governance. We also intend to disclose any amendments or waivers of our Code on our website. We undertake to provide a copy of the Code of Business Conduct and Ethics to anyone without charge who requests a copy in writing addressed to: Optex Systems Holdings, Inc., Attn: Corporate Secretary, 1420 Presidential Drive, Richardson, TX 75081.

Policy against Hedging

Under our Insider Trading Policy, no insider may engage in hedging transactions involving Company securities, including forward sale or purchase contracts, equity swaps, collars or exchange funds.

DELINQUENT SECTION 16 REPORTS

Section 16(a) of the Exchange Act requires officers, directors and persons who own more than ten percent of a registered class of equity securities to, within specified time periods, file certain reports of ownership and changes in ownership with the SEC. Based solely on its review of the copies of such forms received by it, the Company believes that, during its most recently completed fiscal year ended on October 2, 2022, all Section 16(a) reports required to be filed by its officers, directors, and greater than ten percent beneficial owners were timely filed, except one report was filed late by Karen L. Hawkins, reporting one late transaction, and one report was filed late by Rimmy Malhotra, reporting one late transaction.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the fiscal years indicated, all compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by our principal executive officer, principal financial officer and all other key employees who received or are entitled to receive remuneration in excess of $100,000 during the stated periods. These officers and key employee are referred to herein as the “named executive officers.”

Name and Principal Position	Fiscal Year	Salary		Bonus (3)	Stock Awards (4)	All Other Compensation	Total
Danny Schoening,	2022	$293,841		$88,810	$16,335	$-	$398,986
CEO, COO & Board Chairman	2021	271,515	(1)	-	65,340	120	336,975
	2020	284,645			65,835	-	350,480

Karen Hawkins	2022	209,534		64,093	5,445	-	279,072
CFO	2021	199,500	(2)	-	21,780	120	221,400
	2020	205,425		-	21,945	-	227,370

Bill Bates	2022	156,497		31,914	35,145	-	223,556
AOC General Manager*	2021	149,002		-	35,411	120	184,533
	2020	150,834		-	31,076	-	181,910

* Key employee – not an executive officer

(1)	In January 2021, Mr. Schoening agreed to a temporary salary reduction of 8% from February 20, 2021 through October 1, 2021.

(2)	In January 2021, Ms. Hawkins agreed to a temporary salary reduction of 5% from February 20, 2021 through October 1, 2021, at which time her salary was reinstated to $205,425 per annum.

(3)

Amounts shown represent bonuses earned in the fiscal year indicated, even if paid in the subsequent fiscal year. Not shown in the table are bonuses earned with respect to fiscal year 2019, whether or not paid in fiscal year 2020, which amounted to $47,632 for Mr. Schoening, $37,158 for Ms. Hawkins and $23,014 for Mr. Bates.

(4)	The amounts in the “Stock awards” column reflect the dollar amounts recognized as the executive portion of compensation expense for financial statement reporting purposes for each named executive officer, as required by FASB ASC 718, disregarding any estimates for forfeitures relating to service-based vesting conditions. On June 15, 2017, the Company granted 50,000 RSUs to its General Manager (Applied Optical Products). The RSUs granted to Mr. Bates vest as follows: 34% on January 1, 2018, 33% on January 1, 2019 and 33% on January 1, 2020. The total market value of the restricted stock units granted to Mr. Bates based on the share price of $0.95 as of June 15, 2017 is $47.5 thousand. On January 2, 2019, the Company granted 150,000 RSUs to its Chief Executive Officer, Danny Schoening, and 50,000 RSUs to its Chief Financial Officer, Karen Hawkins. The RSUs granted to Mr. Schoening and Ms. Hawkins vest as follows: 34% on January 1, 2020, 33% on January 1, 2021 and 33% on January 1, 2022 (as subsequently adjusted for Mr. Schoening as described below). The total market value of the restricted stock units based on the share price of $1.32 as of January 2, 2019 is $264 thousand. The cost of the shares is amortized on a straight-line basis across the vesting periods. On December 1, 2021, the Company executed an amended and restated twelve-month employment agreement for Danny Schoening, effective as of December 1, 2021 and expiring on November 30, 2022. The amended agreement modified the RSU Agreement vesting requirements for his remaining 49,500 unvested RSUs from January 1, 2022 to vesting upon a “change of control date” as defined in the employment agreement. On November 28, 2022, the Company executed an amended and restated thirty-six-month employment agreement for Danny Schoening, effective as of December 1, 2022 and expiring on November 30, 2025. The amended agreement modified the RSU Agreement vesting requirements for his remaining 49,500 unvested units from vesting upon a “change of control date” to vesting on January 1, 2023.

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Employment Agreements

Danny Schoening

On November 28, 2022, the Company entered into a new employment agreement with Danny Schoening. Pursuant to the agreement, which is dated as of December 1, 2022, Mr. Schoening will continue to serve as the Company’s President and Chief Executive Officer through November 30, 2025. Mr. Schoening’s base salary initially is $304,912 per annum, and will be increased to $314,060 on December 1, 2023 and $323,481 on December 1, 2024.

Mr. Schoening will be eligible for a performance bonus based on a one-year operating plan adopted by the Board of Directors. The bonus will be based on financial and/or operating metrics decided annually by the Board or its Compensation Committee and tied to such one-year plan. The target bonus will equate to 30% of Mr. Schoening’s base salary. The Board has discretion in good faith to alter the performance bonus upward or downward by 20%.

The updated employment agreement also served to amend Mr. Schoening’s RSU Agreement, dated January 2, 2019, which had been previously amended as of December 1, 2021, by changing the third and final vesting date for the restricted stock units granted under such agreement from the “change of control date” to January 1, 2023.

The employment agreement events of termination consist of: (i) death or permanent disability of Mr. Schoening; (ii) termination by the Company for cause (including conviction of a felony, commission of fraudulent, illegal or dishonest acts, certain willful misconduct or gross negligence by Mr. Schoening, continued failure to perform material duties or cure material breach after written notice, violation of securities laws and material breach of the employment agreement), (iii) termination by the Company without cause and (iv) termination by Mr. Schoening for good reason (including continued breach by the Company of its material obligations under the agreement after written notice, the requirement for Mr. Schoening to move more than 100 miles away for his employment without consent, and merger or consolidation that results in more than 66% of the combined voting power of the Company’s then outstanding securities or those of its successor changing ownership or a sale of all or substantially all of its assets, without the surviving entity assuming the obligations under the agreement). For a termination by the Company for cause or upon death or permanent disability of Mr. Schoening, Mr. Schoening will be paid accrued and unpaid salary and any bonus earned through the date of termination. For a termination by the Company without cause or by Mr. Schoening with good reason, Mr. Schoening will also be paid six months’ base salary in effect.

Karen Hawkins

On August 4, 2016, our Board approved an employment agreement for Karen Hawkins, our Chief Financial Officer, dated as of August 1, 2016. The term of the agreement commenced on August 1, 2016, and the current term expires on December 31, 2023 and automatically renews for subsequent 18-month periods unless Ms. Hawkins or we give notice of termination at least 90 days before the end of the term then in effect.

On March 28, 2022, the Compensation Committee approved a salary increase of 4% for Ms. Hawkins effective April 1, 2022. As a result of the increase, Ms. Hawkins’ current salary is $213,642.

On each subsequent renewal date of the commencement of employment, Ms. Hawkins’ base salary is subject to review by the Board and may be increased to such rate as the Board, in its sole discretion, may from time to time determine. In addition, Ms. Hawkins is entitled to annual bonuses of up to 30% of her base salary as approved by the Board.

Ms. Hawkins is entitled to 20 days’ vacation and all other benefits accorded to our other senior executives.

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The employment agreement events of termination consist of: (i) death of Ms. Hawkins; (ii) termination by the Company for cause (including conviction of a felony, commission of fraudulent acts, willful misconduct by Ms. Hawkins, continued failure to perform duties after written notice, violation of securities laws and breach of the employment agreement), (iii) termination by the Company without cause and (iv) termination by Ms. Hawkins for good reason (including breach by the Company of its obligations under the agreement, the requirement for Ms. Hawkins to move more than 100 miles away for her employment without consent, and merger or consolidation that results in more than 66% of the combined voting power of the Company’s then outstanding securities or those of its successor changing ownership or a sale of all or substantially all of its assets, without the surviving entity assuming the obligations under the agreement). For a termination by the Company for cause or upon death of Ms. Hawkins, Ms. Hawkins will be paid salary and bonus earned through the date of termination. For a termination by the Company without cause or by Ms. Hawkins with good reason, Ms. Hawkins will also be paid six months’ base salary in effect and all granted stock options shall remain exercisable for a period of two years after such termination, with all unvested stock options immediately vesting. The agreement contains a standard non-solicitation and non-compete agreement that extends for one year subsequent to termination thereof.

We do not have any other employment agreements with our executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding the outstanding equity awards held by the named executive officers at October 2, 2022.

	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested
Name
Danny Schoening(1)	49,500	$125,730	-	-

Karen Hawkins	-	-	-	-

Bill Bates(2)	16,500	41,910	-	-

(1)	Represents RSUs. On November 28, 2022, the Company entered into a new employment agreement with Danny Schoening, which amended Mr. Schoening’s RSU Agreement, dated January 2, 2019, which had been previously amended as of December 1, 2021, by changing the third and final vesting date for the restricted stock units granted under such agreement from the “change of control date” to January 1, 2023. Effective January 4, 2023, the Company issued 34,824 shares, net of tax withholding of $43 thousand, in settlement of these RSUs.

(2)	Represents RSUs, which vested on January 1, 2023 in accordance with their terms. Effective January 4, 2023, the Company issued 11,608 shares, net of tax withholding of $14 thousand, in settlement of these RSUs.

In addition, on January 4, 2022, the Company issued 23,216 common shares to officers, net of tax withholding of $19 thousand, in settlement of 33,000 restricted stock units which vested on January 1, 2022.

As of January 9, 2023, there are zero outstanding unvested restricted stock units.

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Post-Termination Compensation

We have not entered into change of control agreements with any of our named executive officers. In the event of a change of control, our obligations regarding outstanding RSUs shall, on such terms as may be approved by the Compensation Committee prior to such event, immediately vest, be assumed by the surviving or continuing company or cancelled in exchange for property (including cash).

The change of control provisions that will govern awards made under our 2023 Equity Incentive Plan, should such plan be adopted by the shareholders, are described in “Proposal 3 – The 2023 Equity Incentive Plan Proposal” in this proxy statement.

Director Compensation

The following table provides information regarding compensation paid to non-employee directors for services rendered during the fiscal year ended October 2, 2022. Mr. Schoening receives compensation as our Chief Executive Officer and does not receive additional compensation for his services as a director or Chairman.

Name	Fees Earned or Paid in Cash (1)	Vested Restricted Stock Awards(2)	Total Compensation
Rimmy Malhotra	$36,000	$35,000	$71,000
Dale Lehmann	36,000	35,000	71,000
Lawrence Hagenbuch(3)	36,000	35,000	71,000

(1)	Director fees paid quarterly.
(2)	Represents restricted shares issued to each independent director vesting at a rate of 20% per year. The amounts in the “Stock awards” column reflect the dollar amounts recognized as the director portion of compensation expense for financial statement reporting purposes for each named director, as required by FASB ASC 718, disregarding any estimates for forfeitures relating to service-based vesting conditions.
(3)	Not standing for re-election.

Restricted Shares Issued to Independent Board Members

On April 30, 2020, the Company’s Board voted to increase the annual Board compensation for the then three independent directors from $22,000 to $36,000, with an effective date of January 1, 2020, in addition to granting 100,000 restricted shares to each independent director which vest at a rate of 20% per year (20,000 shares) each January 1st, over the succeeding five years, through January 1, 2025. The total market value for the 300,000 shares is $525 thousand based on the stock price of $1.75 as of April 30, 2020. The Company amortizes the fair market value to stock compensation expense on a straight-line basis across the five-year vesting period beginning on April 30, 2020. As of October 2, 2022, 40,000 (20%) of the restricted shares had vested. As of January 9, 2023, 60,000 (30%) of the restricted shares had vested. As a result of his pending departure from the Board, Mr. Hagenbuch’s remaining 40,000 unvested restricted shares will be forfeited.

As of the date of this proxy statement, the Company has not yet made a restricted share grant to Mr. Judd, who joined the Board on October 19, 2022. The Company expects to make a grant to Mr. Judd consistent with those made to its other independent directors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On January 9, 2023, we had 6,763,070 shares of common stock outstanding, zero options, zero warrants, and zero granted and unvested restricted stock units. The following table sets forth certain information with respect to the beneficial ownership of our securities as of January 9, 2023, for (i) each of our directors and executive officers; (ii) all of our directors and executive officers as a group; and (iii) each person who we know beneficially owns more than 5% of our common stock.

Beneficial ownership data in the table has been calculated based on Commission rules that require us to identify all securities that are exercisable or convertible into shares of our common stock within 60 days of January 9, 2023 and treat the underlying stock as outstanding for the purpose of computing the percentage of ownership of the holder.

Except as indicated by the footnotes following the table, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all capital stock held by that person. The address of each named executive officer and director, unless indicated otherwise by footnote, is c/o our corporate headquarters.

Except as otherwise set forth below, the address of each of the persons listed below is our address.

Title of Class	Name of Beneficial Owner	Number of Shares	Percentage of Outstanding Shares

5% Holders	Collin McBirney, Topline Capital Partners, LP(1)	788,663	11.7%
	Howard Deshong, Galileo Partners, LLC(2)	423,300	6.3%

Directors and officers and key employee:	Danny Schoening	868,854	12.8%
	Karen Hawkins	17,642	0.3%
	Bill Bates	69,347	1.0%
	Dayton Judd (3)	829,383	12.3%
	Rimmy Malhotra, Nicoya Fund LLC (4)(5)	108,565	1.6%
	Larry Hagenbuch(5)	110,000	1.6%
	Dale Lehmann (5)	166,558	2.5%

Directors and officers and key employee as a group (7 Individuals) (6)		2,170,349	32.1%

(1)	Represents 788,663 common shares reported as held by Topline Capital Partners, LP on a Schedule 13G filed on December 21, 2022. According to this Schedule 13G, Collin McBirney is the member-manager of Topline Capital Management, LLC, which is the investment manager and general partner of Topline Capital Partners, LP, and the address for all three is 544 Euclid Street, Santa Monica, CA 90402.

(2)	Represents 423,300 common shares reported as held by Galileo Partners, LLC on a Schedule 13G filed on February 16, 2022. According to this Schedule 13G, Howard Deshong is the managing member of Galileo Partners, LLC, and the address for both is 1033 Gayley Ave, Ste 204, Los Angeles, CA 90024.

(3)	Represents 804,383 common shares reported as held by Sudbury Capital Fund, LP (the “Fund”) and 25,000 common shares reported as held by Dayton Judd, on a Schedule 13D/A filed on October 25, 2022. According to this Schedule 13D/A, Sudbury Holdings, LLC (“Holdings”) provides management services to the Fund, Sudbury Capital GP, LP (“GP”) acts as the general partner of the Fund, the GP has delegated management of the Fund’s investment program to Sudbury Capital Management, LLC (the “Investment Advisor”), Mr. Judd is the managing member of the Investment Advisor and partner and manager of the GP, and the address for all is 136 Oak Trail, Coppell, TX 75019. Dayton Judd was appointed as a director of the Company on October 25, 2022.

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(4)	Represents 101,677 common shares held directly by Mr. Malhotra and 6,888 common shares held by Nicoya Fund LLC. Mr. Malhotra is the managing member of Nicoya Capital LLC, which is the managing member of Nicoya Fund LLC.

(5)	Includes 40,000 unvested restricted shares for each independent director except Dayton Judd.

(6)	Represents common shares held by Danny Schoening, Karen Hawkins, Bill Bates, Rimmy Malhotra, Larry Hagenbuch, Dale Lehmann and Dayton Judd.

Information with respect to our equity compensation plans

2009 Stock Option Plan

Optex Systems Holdings adopted its 2009 Stock Option Plan on March 26, 2009. On December 9, 2011, the Board of Directors of Optex Systems Holdings, Inc. authorized an amendment to its Stock Option Plan to increase the number of issuable shares from 6,000 to 50,000 and authorized the grant of 10,000 options to two Board members and a total of 36,070 to Optex Systems Holdings employees including 20,000 options to executive officers. On December 19, 2013, the Board of Directors of Optex Systems Holdings, Inc. authorized an amendment to its Stock Option Plan to increase the number of issuable shares from 50,000 to 75,000. As of October 2, 2022, there were no outstanding options.

If the 2023 Equity Incentive Plan proposal is adopted by the shareholders, the 2009 Stock Option Plan will be canceled and no further awards will be made under such plan. A summary of the 2023 Equity Incentive Plan is contained in “Proposal 3 – The 2023 Equity Incentive Plan Proposal” in this proxy statement.

2016 Restricted Stock Unit Plan

On June 14, 2016, our Compensation Committee approved our 2016 Restricted Stock Unit Plan. This plan provides for issuance of restricted stock units (“RSUs”) for up to 1,000,000 shares of our common stock. Each RSU constitutes a right to receive one share of our common stock, subject to vesting, which unless otherwise stated in an RSU agreement, shall vest in equal amounts on the first, second and third anniversary of the grant date. Shares of our common stock underlying the number of vested RSUs will be delivered as soon as practicable after vesting. During the period between grant and vesting, the RSUs may not be transferred, and the grantee has no rights as a shareholder until vesting has occurred. If the grantee’s employment is terminated for any reason (other than following a change in control of us or a termination of an officer other than for cause), then any unvested RSUs under the award will automatically terminate and be forfeited. If an officer grantee’s employment is terminated by us without cause or by the grantee for good reason, then, provided that the RSUs have not been previously forfeited, the remaining unvested portion of the RSUs will immediately vest as of the officer grantee’s termination date. In the event of a change in control, our obligations regarding outstanding RSUs shall, on such terms as may be approved by the Compensation Committee prior to such event, immediately vest, be assumed by the surviving or continuing company or cancelled in exchange for property (including cash).

As of October 2, 2022, there were 66,000 outstanding unvested restricted stock units remaining to vest on January 1, 2023 and 500,000 authorized restricted stock units from the 2016 Restricted Stock Unit Plan remaining to be granted at a future date. As of January 9, 2023, there were zero outstanding unvested restricted stock units remaining.

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If the 2023 Equity Incentive Plan proposal is adopted by the shareholders, the 2016 Restricted Stock Unit Plan will be canceled and no further RSU awards will be made under such plan. A summary of the 2023 Equity Incentive Plan is contained in “Proposal 3 – The 2023 Equity Incentive Plan Proposal” in this proxy statement.

Equity Compensation Plan Table

The following table provides information about our common stock that may be issued upon the exercise, vesting and/or settlement of securities outstanding under all our existing equity compensation plans as of October 2, 2022:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	-	NA	NA
Equity compensation plans not approved by security holders	-	-	500,000	*
Total	-	-	500,000	*

*	If the 2023 Equity Incentive Plan proposal is adopted by the shareholders, our existing plans will be canceled and no further awards will be made under such plans.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Executive Management

See the “Executive Compensation” section for a discussion of the material elements of compensation awarded to, earned by or paid to our named executive officers. Other than as stated in the “Executive Compensation” section, we have not entered into any transactions with executive management. There are no transactions disclosable under Item 404 of Regulation S-K.

Director Independence

As of January 9, 2023, the Company has four independent directors, as such term is defined under NASDAQ standards and one non independent director. One independent director is not standing for re-election at the Annual Meeting.

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PROPOSAL 1

THE ELECTION OF DIRECTORS

General

Four directors are to be elected at this Annual Meeting to serve until the 2023 annual meeting of shareholders or until, for each director, a successor has been elected and qualified. Unless otherwise instructed, the person or persons named in the accompanying proxy intend(s) to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder(s) for such other persons as may be designated by the Board.

The following table sets forth the nominees for the Board of Directors. See the “Management” Section for biographical information for each of the nominees.

Nominee for Director

Name	Age	Position

Danny R. Schoening	58	Chairman and Director, Chief Executive Officer, Chief Operating Officer
Dale E. Lehmann	64	Director, Nominating Committee Chair
R. Rimmy Malhotra	46	Director, Compensation Committee Chair
Dayton Judd	51	Director, Audit Committee Chair

Vote Required

The affirmative vote of a plurality of votes cast for this proposal is required to approve the election of directors.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1.

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PROPOSAL 2

THE REVERSE SPLIT PROPOSAL

General

Upon recommendation of the Board and in connection with a proposed listing of the Company’s common stock on the NASDAQ Capital Market (the “NASDAQ Uplisting”), shareholders of the Company are being asked to approve and vote on the authorization (the “Action”) of an amendment (the “Amendment”) to the Company’s certificate of incorporation, as amended, for the purposes of effecting a reverse stock split (the “Reverse Split”) of the common stock at a ratio of 1-for-2, and to authorize the Board to determine, in its discretion, to proceed with or abandon the Reverse Split, and the timing of the Amendment.

At any time after the effective date of the Action, the Board will determine whether to proceed with the Reverse Split. The total number of authorized shares of common stock and preferred stock, and the par value of such shares of stock, will remain unchanged. If the Board decides to proceed with the Reverse Split, it will file with the Delaware Secretary of State an amendment to the Company’s certificate of incorporation, substantially in the form attached hereto as ANNEX A.

In deciding whether to proceed with the Reverse Split, the Board will be guided by the best interests of the Company and its shareholders, and will consider the following factors, among others, at the time of its decision:

(i)	the market price of the common stock in light of:
	a.	the Company’s ability to satisfy the initial stock price listing requirement of NASDAQ;
	b.	the Board’s considerations with respect to “penny stock” status;
(ii)	the number of shares that will be outstanding after the Reverse Split;
(iii)	the liquidity of the common stock in the market;
(iv)	shareholders’ equity at the time of the Reverse Split; and
(v)	the shares of common stock available for issuance in the future.

The Board maintains the right to elect not to proceed with or abandon the Reverse Split if it determines, in its sole discretion, that it is not necessary or advisable in connection with the NASDAQ Uplisting and that the Reverse Split is otherwise not in the best interests of the Company and its shareholders.

Effects of Reverse Split

Immediately following the effectiveness, if any, of the Reverse Split, current holders of common stock will hold one half of the number of shares of common stock held prior to the Reverse Split, subject to the treatment of fractional shares as described below. Therefore, following the Reverse Split, a shareholder owning 300 shares of common stock prior to the Reverse Split would hold 150 shares.

Except for any changes as a result of the treatment of fractional shares, each shareholder will hold the same percentage of common stock outstanding immediately after the Reverse Split as such shareholder held immediately prior to the Reverse Split.

The Amendment will not change the terms of the common stock. After the Reverse Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock, now authorized. Each shareholder’s percentage ownership of the new common stock will not be altered except for the effect of eliminating fractional shares. The par value of the common stock will not change and the outstanding common stock will remain fully paid and non-assessable. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the Reverse Split, we will continue to have the same number of shareholders and we will still be subject to the periodic reporting requirements of the Exchange Act.

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The Company currently has no outstanding shares of preferred stock, with all previously issued Series A shares, Series B shares and Series C shares having been converted or redeemed.

Purposes of the Reverse Split

The Board believes that the Amendment will improve the Company’s chances of meeting the initial stock price listing requirement of NASDAQ and therefore the chances of an initial listing on NASDAQ. Short of listing on NASDAQ, the Reverse Split may improve the Company’s chances of not having its common stock designated a “penny stock.”

Following the approval of this Action, the Board will effect a Reverse Split only upon the Board’s determination that a Reverse Split would be necessary or advisable in connection with the NASDAQ Uplisting or otherwise in the best interests of the Company and its shareholders at that time. If the Board were to effect a Reverse Split, the Board would set the timing for such a split. No further action on the part of shareholders will be required to either implement or abandon the Reverse Split. If the Board determines to implement the Reverse Split, we would communicate to the public, at or prior to the effective date of the Reverse Split, additional details regarding the Reverse Split.

Risks Associated with the Reverse Split

Shareholders should note that the effect of the Reverse Split upon the market price for our common stock cannot be accurately predicted. In particular, we cannot assure you that prices for shares of our common stock after the Reverse Split will be 2 times the prices for shares of our common stock immediately prior to the Reverse Split. The market price of our common stock may also be affected by other factors which may be unrelated to the Reverse Split or the number of shares outstanding.

Furthermore, even if the market price of our common stock does rise following the Reverse Split, we cannot assure you that the market price of our common stock immediately after the proposed Reverse Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Split negatively, we cannot assure you that the Reverse Split will not adversely impact the market price of our common stock. Accordingly, our total market capitalization after the Reverse Split may be lower than the market capitalization before the Reverse Split.

It is possible that, even if we will meet all applicable NASDAQ requirements for an initial listing, we may not be able to continue to satisfy the additional criteria for continued listing of our common stock on NASDAQ. To continue to have our common stock eligible for listing on NASDAQ, we would also need to satisfy additional criteria under at least one of the three continued listing standards. We cannot assure you that we will be successful in continuing to meet all requisite continued listing criteria.

If the Reverse Split is implemented, some shareholders may consequently own less than 100 shares of common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those shareholders who own less than 100 shares following the Reverse Split may be required to pay higher transaction costs if they sell their shares in the Company.

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Anti-Takeover Effects of a Reverse Split

Release No. 34-15230 of the Staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. The Amendment will result in a relative increase in the number of authorized but unissued shares of our common stock vis-à-vis the outstanding shares of our common stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our Board. An increase in the relative number of authorized number of shares of common stock could have other effects on our shareholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. An increase in our outstanding shares could potentially deter takeovers, including takeovers that our Board has determined are not in the best interest of our shareholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Reverse Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Split may limit the opportunity for our shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. However, the Board is not aware of any attempt to take control of our business and the Board has not considered the Reverse Split to be tool to be utilized as a type of anti-takeover device.

Common Stock

If the Board proceeds with the Reverse Split, after the effective date of the Reverse Split, each shareholder will own fewer shares of our stock than prior to the Reverse Split.

The number of authorized shares of capital stock (i.e., common stock and preferred stock), and the par value of such shares, will remain unchanged. A Reverse Split would therefore result in an increase in the number of authorized and unissued shares of our common stock. Because our shareholders have no preemptive rights to purchase or subscribe for any of our unissued common stock, the future issuance of additional shares of common stock will reduce our current shareholders’ percentage ownership interest in the total outstanding shares of common stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of common stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of common stock. If these factors were reflected in the price per share of our common stock, the potential realizable value of a shareholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a shareholder’s investment. As of the date of this filing, the Company does not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares for any purpose.

Any additional shares of common stock that would become available for issuance following the Reverse Split could also be used by the Company’s management to delay or prevent a change in control. The Board is not aware of any pending takeover or other transactions that would result in a change in control of the Company, and the proposal was not adopted in response to any such proposals.

As of the Record Date, there are no outstanding securities exercisable for common stock, so no adjustment to their exercise price will be required as a result of the Reverse Split. If any such securities are issued after the Record Date and remain outstanding at the effective date of the Reverse Split, they would be adjusted as a result of the Reverse Split. In particular, the number of shares issuable upon the exercise of an option would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of the option.

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The below charts outline the capital structure as described above and prior to and immediately following a possible Reverse Split. The number of shares disclosed in the column “Number of shares of xx Stock before Reverse Split” reflects the number of shares as of January 9, 2023. The number of shares disclosed in the column “Number of shares of xx Stock after Reverse Split” gives further effect to the Reverse Split but does not give effect to any other changes, including any issuance of securities (including under the 2023 Equity Incentive Plan, if adopted) after January 9, 2023. In addition, the number of shares after the Reverse Split shown in the charts below do not take into account the effect of rounding up at the level of each individual holder, and the actual number of shares after the Reverse Split may therefore be higher than shown below.

	Number of shares of Common Stock before Reverse Split	Number of shares of Common Stock after Reverse Split
Authorized	2,000,000,000	2,000,000,000

Issued and Outstanding	6,763,070	3,381,535

Reserved for Issuance	0	0

Authorized but Unissued	1,993,236,930	1,996,618,465

	Number of shares of Preferred Stock before Reverse Split	Number of shares of Preferred Stock after Reverse Split
Authorized*	5,000	5,000

Issued and Outstanding*	0	0

Reserved for Issuance	0	0

Authorized but Unissued*	2,563	2,563

* The Company currently has no outstanding shares of preferred stock, with all previously issued Series A shares, Series B shares and Series C shares having been converted or redeemed. The Company is authorized to issue up to 5,000 shares of preferred stock in one or more class or series. An aggregate of 2,437 shares of preferred stock were previously designated as Series A shares, Series B shares or Series C shares, so only 2,563 shares of authorized preferred stock remain available for issuance in a new class or series.

Exchange of Shares

Upon the effectiveness of the Reverse Split, two shares of our common stock will automatically be changed into one share of common stock.

All holders of our common stock who hold their shares electronically in book-entry form with our transfer agent will be processed on or immediately after the date on which the Reverse Split becomes effective. No action needs to be taken by such shareholders to receive such post-Reverse Split shares.

Holders of our common stock in certificated form will be required to exchange their certificates representing shares of common stock held prior to the Reverse Split for new certificates representing shares of new common stock. Therefore, it is necessary for such holders to surrender their stock certificates to our transfer agent with a request for a replacement certificate and the appropriate stock transfer fee.

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Banks, brokers or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our common stock in “street name.” We expect that such holders’ banks, brokers or other nominees will post the new shares in such holders’ accounts shortly after the date on which the Reverse Split becomes effective. However, these banks, brokers or other nominees may have different procedures for processing the Reverse Split. If a shareholder holds shares of our common stock with a bank, broker or other nominee and has any questions in this regard, the shareholder is encouraged to contact their bank, broker or other nominee.

Fractional Shares

No fractional shares of our common stock will be issued as a result of the Reverse Split. In the event the proposed Reverse Split leaves a shareholder with a fraction of a share, the number of shares due to the shareholder will be rounded up to the nearest whole number of shares. For example, if the proposed Reverse Split leaves an individual shareholder with one and one half shares, the shareholder will be issued, post proposed Reverse Split, two whole shares. If an individual shareholder would own less than one share, the shareholder will be issued, post proposed Reverse Split, one whole share.

No Dissenters Rights

In connection with the approval of the Reverse Split, shareholders of the Company will not have a right to dissent and obtain payment for their shares under the Delaware General Corporation Law, the Certificate or the bylaws.

Tax Consequences to Common Shareholders

The following discussion sets forth the material United States federal income tax consequences that management believes will apply with respect to the Company and the shareholders of the Company who are United States holders at the effective time of the Reverse Split. This discussion does not address the tax consequences of transactions effectuated prior to or after the Reverse Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. For this purpose, a United States holder is a shareholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion does not describe all of the tax consequences that may be relevant to a holder in light of its particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities and persons who acquired their common stock as compensation). In addition, this summary is limited to shareholders who hold their common stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction. Accordingly, each shareholder is strongly urged to consult with a tax adviser to determine the particular federal, state, local or foreign income or other tax consequences to such shareholder related to the Reverse Split.

The Company intends for the transaction to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the remainder of this discussion assumes it will so qualify. However, the Company has not sought and will not seek any ruling from the Internal Revenue Service regarding any matters relating to the transaction, and as a result, there can be no assurance that the Internal Revenue Service will not assert, or that a court would not sustain, a contrary position, in which case the consequences of the transaction could be materially different from those described herein.

Provided that the Reverse Split qualifies as a “reorganization,” and except for adjustments that may result from the rounding up of any post-Reverse Split fractional shares, no gain or loss should be recognized by a shareholder upon its exchange of pre-Reverse Split shares for post-Reverse Split shares. The aggregate tax basis of the post-Reverse Split shares received in the Reverse Split should be the same as the shareholder’s aggregate tax basis in the pre-Reverse Split shares. The shareholder’s holding period for the post-Reverse Split shares should include the period during which the shareholder held the pre-Reverse Split shares surrendered in the Reverse Split. As discussed above, no fractional shares of Common Stock will be issued as a result of the Reverse Split. Instead, if the Reverse Split leaves a shareholder with fractional shares, the number of shares due to the holder will be rounded up. The United States federal income tax consequences of the receipt of such additional fraction of a share of common stock are not clear, and each shareholder is strongly urged to consult with their own tax adviser.

Vote Required

Approval of the Action requires that shareholders holding a majority of the outstanding stock entitled to vote thereon vote “FOR” the proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

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PROPOSAL 3

THE 2023 EQUITY INCENTIVE PLAN PROPOSAL

The Company’s shareholders are being asked to approve the Company’s 2023 Equity Incentive Plan (the “2023 Plan”), which was adopted by the Board on January 6, 2023, subject to shareholder approval at the Annual Meeting.

Under the terms of the 2023 Plan, it will become effective on the date of our Annual Meeting, assuming this Proposal 3 is approved by our shareholders. If this Proposal 3 is approved by our shareholders, (i) the Company’s 2009 Stock Option Plan will be canceled and the Company will make no further awards under such plan, and (ii) the Company’s 2016 Restricted Stock Unit Plan will be canceled and the Company will make no further awards under such plan. No awards are currently outstanding under either of such plans.

When preparing the 2023 Plan for adoption by the Board, management carefully analyzed the Company’s needs with respect to (a) the attraction and retention of outstanding people as officers, directors, employees, consultants, and advisors, and (b) increase in shareholder value. Management believes that the 2023 Plan provides participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock or receive monetary payments based on the value of such common stock on the potentially favorable terms that the 2023 Plan provides. The Company believes that the establishment of the 2023 Plan will, among other things, strengthen employee loyalty and commitment to the Company, and that it is in the best interest of the Company and its shareholders.

The following summary of the material terms of the 2023 Plan is qualified in its entirety by reference to the full text of the 2023 Plan, which is attached to this proxy statement as ANNEX B. Shareholders are encouraged to review the 2023 Plan in its entirety.

Summary of the 2023 Plan

ELIGIBILITY. Participants in the 2023 Plan will be our officers and other employees, or individuals engaged to become officers or employees, or consultants or advisors who provide services to us, or non-employee directors whom the Compensation Committee has designated to receive an award under the 2023 Plan.

ADMINISTRATION. The 2023 Plan is administered by the Compensation Committee, which must be composed solely of not less than two directors, each a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Except as described below, the Compensation Committee administers the 2023 Plan, with the authority to:

●	interpret the 2023 Plan;
●	make, change and rescind rules, regulations and policies relating to the 2023 Plan;
●	make changes to or reconcile any inconsistency in any award or agreement covering an award;
●	make any modification, amendment, cancellation or waiver permitted by the 2023 Plan; and
●	make all other determinations necessary or advisable for the administration of the 2023 Plan.

To the extent permitted by law, the Board can delegate to another committee of the Board or to one or more of our officers the authority and responsibility of the Compensation Committee. For actions related to individuals subject to the provisions of Section 16 of the Securities Exchange Act, the Board can delegate that authority and responsibility only to another committee of the Board consisting entirely of non-employee directors.

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AVAILABLE SHARES. The 2023 Plan reserves 600,000 shares of our common stock for issuance. The number of shares reserved for issuance will be reduced by, and only by, (i) the number of shares delivered in payment or settlement of awards, (ii) the number of shares withheld as payment of the exercise price of any options or stock appreciation rights in lieu of cash and (iii) the number of shares withheld pursuant to Section 12(a) of the 2023 Plan. These numbers may be adjusted to prevent dilution as described below. In general, if an award lapses, expires, terminates or is canceled without the issuance of shares or a cash payment, then these shares may be reused for new awards under the 2023 Plan. For the sake of clarity, the number of shares described in Sections 6(a)(i) through 6(a)(iii) of the 2023 Plan shall not again be used for new awards under the 2023 Plan, nor shall shares purchased by the Company on the open market using the proceeds from option or SAR exercises be used for awards under the 2023 Plan. The 2023 Plan limits the maximum number of shares that may be issued pursuant to the exercise of incentive stock options to 600,000 shares. This number may be adjusted to prevent dilution as described below.

AWARDS UNDER THE 2023 PLAN. The 2023 Plan permits the grant of stock options, which may be either “incentive stock options” meeting the requirements of Section 422 of the Internal Revenue Code (which we refer to as “ISOs”) or “non-qualified stock options” that do not meet the requirements of Section 422 of the Internal Revenue Code; performance shares; performance units; restricted stock; restricted stock units; and stock appreciation rights. The Compensation Committee can determine the kinds of awards to be granted, including the awards to be granted to each participant; the number of shares of our common stock with respect to which an award is granted; and any terms of any award. The Compensation Committee can grant awards under the 2023 Plan either alone or in addition to any other award (or any other award granted under another of our plans). It also can grant tandem awards.

STOCK OPTIONS. The Compensation Committee establishes the exercise price of each stock option, which may not be less than the fair market value of the shares subject to the stock option as determined on the grant date. A stock option will be exercisable on the terms the Compensation Committee specifies, except that a stock option must terminate no later than ten years after the grant date. In all other respects, unless the Compensation Committee determines otherwise, the terms of any ISO must comply with the provisions of Section 422 of the Internal Revenue Code. The aggregate fair market value of the stock for which an ISO is exercisable by a participant for the first time during any calendar year under the 2023 Plan and any other plans of the Company or its subsidiaries may not exceed $100,000, as determined in accordance with Section 422(d) of the Internal Revenue Code. To the extent this limitation is exceeded, such incentive stock option shall automatically be treated as a nonqualified stock option.

RESTRICTED STOCK, RESTRICTED STOCK UNITS, PERFORMANCE SHARES AND PERFORMANCE UNITS. Under the 2023 Plan, each award of restricted stock, restricted stock units, performance shares or performance units may be subject to such terms, in accordance with the 2023 Plan, as the Compensation Committee deems appropriate.

Restricted stock are shares of common stock that are subject to a risk of forfeiture and/or restrictions on transfer which may lapse upon the completion of a period of service, as determined by the Compensation Committee. They must have a restriction period of at least one year.

Restricted stock units represent the right to receive monetary units with a designated dollar value or monetary units the value of which is equal to the fair market value of one or more shares of common stock, that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the completion of a period of service, as determined by the Compensation Committee. They must have a restriction period of at least one year. No shares of common stock are issued at the time a restricted stock unit is granted and a participant does not have any voting rights with respect to his or her restricted stock units. The Compensation Committee may determine to pay or settle restricted stock units in cash, in shares, or in a combination of cash and shares.

Performance shares represent the right to receive shares of common stock to the extent the Company or the participant achieves certain performance goals that the Compensation Committee establishes over a period of time the Compensation Committee designates, consisting of one or more full fiscal years of the Company.

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Performance units represent the right to receive monetary units with a designated dollar value or monetary units the value of which is equal to the fair market value of one or more shares of common stock, to the extent the Company or participant achieves certain performance goals that the Compensation Committee establishes over a period of time the Compensation Committee designates, consisting of one or more full fiscal years of the Company. No shares of common stock are issued at the time performance shares or performance units are granted, and a participant does not have any voting rights with respect to his or her performance shares or performance units. The Compensation Committee may determine to pay or settle performance units in cash, in shares, or in a combination of cash and shares.

Performance shares and performance units may have such conditions as the Compensation Committee determines appropriate, including a condition that one or more performance goals be achieved for the participant to realize all or a portion of the benefit provided under the award, subject to the Compensation Committee’s ability to provide that all or a portion of the performance goals subject to an award are deemed achieved upon a participant’s death, disability or retirement.

For purposes of the 2023 Plan, performance goals are generally goals that relate to achievement of certain financial or operational results by the Company or any of its subsidiaries or other business units, including results with respect to revenue; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; cost of goods sold; ratio of debt to debt plus equity; profit before tax; gross profit; net profit; net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization, adjusted as determined by the Compensation Committee; fair market value of shares of common stock; basic earnings per share; diluted earnings per share; return on shareholder equity; inventory turns (average inventory divided by cost of sales); return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; and such other goals as the Compensation Committee may establish in its discretion.

STOCK APPRECIATION RIGHTS. The Compensation Committee may grant stock appreciation rights in tandem with an option or alone and unrelated to an option. Tandem stock appreciation rights shall expire no later than the expiration of the related option, and must have the same date of grant as the underlying option. The exercise of a stock appreciation right will entitle the grantee to receive a payment in an amount determined by multiplying the excess of the fair market value of a share of common stock over the exercise price of the award by the number of shares of common stock with respect to which the award is exercised, provided that the Compensation Committee at the time of grant may provide that the benefit payable on exercise may not exceed a percentage of the fair market value of a share of common stock on the date of grant, as specified by the Compensation Committee. The exercise price for each stock appreciation right may not be less than the fair market value of the shares subject to the stock appreciation right as determined on the grant date.

The value of the payment with respect to a tandem stock appreciation right may be no more than 100% of the difference between the exercise price of the underlying option and the fair market value of the shares subject to the underlying option at the time the tandem stock appreciation right is exercised. Payment upon exercise of a stock appreciation right may be in cash, shares of common stock or a combination of cash and shares of common stock.

AWARD AGREEMENTS. No award granted under the 2023 Plan will be effective unless and until either (i) the Company and the participant execute a written agreement that sets forth the terms and provisions applicable to the award, or (ii) the Company issues a written statement to a participant describing the terms and provisions of the award.

OTHER TERMS. Any award granted under the 2023 Plan may also be subject to other provisions (whether or not applicable to an award awarded to any other participant) as the Compensation Committee determines appropriate, including, without limitation, and subject to applicable tax rules, provisions to defer the delivery of shares or recognition of taxable income relating to awards or cash payments derived from the awards (provided that such a deferral will not result in an increase in the number of shares issuable under the 2023 Plan); purchase shares under stock options in installments; pay for stock options using cash or other shares or other securities of the Company; and restrict resale or other disposition. Notwithstanding anything to the contrary in the 2023 Plan, the current payment of dividends or dividend equivalents on unvested awards is prohibited under the 2023 Plan. For the sake of clarity, unvested awards can accrue dividends and dividend equivalents with payment deferred until the underlying shares vest or are settled, as applicable.

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ADJUSTMENTS. If a stock dividend, stock split, reverse stock split, spin-off, recapitalization, extraordinary dividend, or other equity restructuring (as defined in Financial Accounting Standards Board Accounting Standards Codification 718, “Stock Compensation”) occurs that affects the shares, the Compensation Committee shall, in such manner as it deems equitable, adjust any or all of the number and type of shares subject to the 2023 Plan and which may, after the event, be made the subject of awards; the number and type of shares subject to outstanding awards; and the grant, purchase or exercise price with respect to any award. Such adjustment shall be made by the Compensation Committee in a manner it deems equitable in order to prevent the enlargement or dilution of the benefits or potential benefits intended to be granted under the 2023 Plan. If our shareholders adopt Proposal 2 and if our Board decides to proceed with the reverse stock split, we expect that the Compensation Committee will make such adjustments as permitted under the 2023 Plan.

Further, in the event of any merger, consolidation, combination, share exchange, acquisition of property or stock, reorganization, dissolution, or other similar corporate transaction or event, whether or not constituting a change of control (as defined in the 2023 Plan and reproduced below), the Compensation Committee may, in its discretion and on such terms and conditions as it determines, provide for or cause awards to be assumed by the surviving corporation or its parent, continued by us (if we are a surviving corporation), cancelled in exchange for a payment of cash, substituted or exchanged for stock, other securities, or other property, or any combination of the foregoing. All outstanding awards shall be subject to the terms of any agreement governing any such merger, consolidation, combination, share exchange, acquisition of property or stock, reorganization, dissolution or other transaction or event. If an award is cancelled in whole or in part in exchange for a cash payment, the amount of such payment shall be determined by the Compensation Committee, but if such transaction or event constitutes a change of control, then the payment must be at least as favorable to the holder as the greatest amount the holder could have received for such award under the change of control provisions of the 2023 Plan described below. The Compensation Committee may, in connection with any merger, consolidation, combination, share exchange, acquisition of property or stock, reorganization, dissolution or other similar corporate transaction or event, and without affecting the number of shares otherwise reserved or available under the 2023 Plan, authorize the issuance or assumption of awards upon terms it deems appropriate.

CHANGE OF CONTROL. Except to the extent the Compensation Committee provides a result more favorable to holders of awards, in the event of a change of control:

● each holder of a stock option shall have the right (a) at any time after the change of control to exercise the stock option in full whether or not it was exercisable before the change of control; and (b) by sending us written notice within 60 days after the change of control, to receive in exchange for the stock option cash equal to the excess of the change of control price (as defined in the 2023 Plan) of the shares covered by the stock option over the exercise price of such option; provided that this right does not exist with respect to any portion of an option that was forfeited or cancelled upon a participant’s termination of employment or service prior to the date of the change of control;

● each holder of restricted stock and/or restricted stock unit(s) that are not vested before a change of control will vest on the date of the change of control, and each holder of such restricted stock and/or restricted stock unit(s) may receive, by sending us written notice within 60 days after the change of control, in exchange for the restricted stock and/or restricted stock unit(s), cash equal to the change of control price of such restricted stock and/or restricted stock unit(s) on the date of surrender;

● each holder of a performance share and/or performance unit for which the performance period has not expired may receive, by sending us written notice within 60 days after the change of control, in exchange for the performance share and/or performance unit, cash equal to the value of the performance share and/or performance unit (as determined in accordance with the 2023 Plan) multiplied by a percentage based on the number of months elapsed from the beginning of the performance period to the date of the change of control divided by the number of months in the performance period;

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● each holder of a performance share and/or performance unit that has been earned but not yet paid will receive cash equal to the value of the performance share and/or performance unit (as determined in accordance with the 2023 Plan); and

● each holder of a stock appreciation right shall have the right (a) at any time after the change of control to exercise the stock appreciation right in full whether or not it was exercisable before the change of control; and (b) by sending us written notice within 60 days after the change of control, to receive in exchange for the stock appreciation right cash equal to the excess of the change of control price of the shares covered by the stock appreciation right over the exercise price of such stock appreciation right; provided that this right does not exist with respect to any portion of a stock appreciation right that was forfeited or cancelled upon a participant’s termination of employment or service prior to the date of the change of control.

For these purposes, the value of a performance share is equal to, and the value of a performance unit the value of which is equal to the fair market value of one or more shares, is based on the change of control price.

“Change of control” is defined to mean the occurrence of any one of the following events:

● any “person” (as defined in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) of the Exchange Act, but not including (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities that are beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing fifty percent (50%) or more of either the then outstanding shares of Company’s common stock or the combined voting power of the Company’s then outstanding voting securities; or

● the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date of the Company’s 2023 annual meeting of shareholders, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least one-half (1/2) of the directors then still in office who either were directors on the date of the Company’s 2023 annual meeting of shareholders, or whose appointment, election or nomination for election was previously so approved; or

● consummation of a merger or consolidation of the Company with any other corporation or approval of the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing fifty percent (50%) or more of either the then outstanding shares of Company’s common stock or the combined voting power of the Company’s then outstanding voting securities;

● the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or the Company consummates the sale or disposition of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of twenty-four (24) consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

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● consummation of a sale or disposition of all or substantially all of the assets or equity of an affiliate or division of the Company, if the Compensation Committee determines, in its sole discretion, that the economic effect of such sale or disposition on the employees of such affiliate or division, as the case may be, is tantamount to a change of control set forth in (i)-(iv) above, provided, however, that in such case, a change of control shall only be deemed to occur with respect to such employees, and not with respect to any other participants.

Nevertheless, no “change of control” is deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

TRANSFERABILITY. Awards granted under the 2023 Plan are not transferable other than by will, the law of descent and distribution, or, except in the case of ISOs, as otherwise allowed by the Compensation Committee. Additionally, the Compensation Committee may allow a participant or nonemployee Director to designate a beneficiary to exercise the award after the participant’s or nonemployee Director’s death.

AMENDMENT AND TERMINATION OF THE 2023 PLAN. The 2023 Plan will terminate, and no award may be granted more than, ten years after the date our shareholders approve the 2023 Plan, unless the Board earlier terminates the 2023 Plan as described below. The Board may amend, alter, suspend, discontinue or terminate the 2023 Plan at any time, except that shareholders must approve any amendment of the 2023 Plan if (a) such approval is required by applicable securities or tax law or the listing requirements of NASDAQ, if our common stock is then traded on NASDAQ, or of any other principal securities exchange or market on which our common stock is then traded; or (b) the amendment increases the number of shares reserved for issuance (subject to the adjustment provisions provided in the 2023 Plan described above), shortens the restriction periods for restricted stock, or amends the repricing provisions described below.

REPRICING. Subject to the adjustment provisions provided in the 2023 Plan described above, the Compensation Committee may not decrease the exercise price for any outstanding stock option or stock appreciation right granted under the 2023 Plan after the grant date, allow a participant to surrender an outstanding stock option or stock appreciation right granted under the 2023 Plan for a new stock option or stock appreciation right, as applicable, with a lower exercise price, or allow a participant to surrender an outstanding option or stock appreciation right for cash when the exercise price of the option or stock appreciation right, as applicable, equals or exceeds the fair market value of the shares subject to the option or stock appreciation right.

AMENDMENT, MODIFICATION OR CANCELLATION OF AWARDS. Subject to the requirements of the 2023 Plan and its restrictions on repricing:

● the Compensation Committee may (x) accelerate the vesting of any award (including the lapsing of any restriction period); (y) remove conditions for vesting (or lapsing of any restriction period); or (z) provide that all or a portion of the performance goals subject to an award are deemed achieved, upon a change of control or the participant’s death, disability, retirement, layoff, termination, separation from service in connection with a change of control, or other separation from service, where the Compensation Committee determines that such treatment is appropriate and in the Company’s best interests; and

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● so long as any amendment or modification does not increase the number of shares issuable under the 2023 Plan (except as permitted by the adjustment provisions described above), the Compensation Committee may otherwise modify, amend or cancel any award or waive any restrictions or conditions applicable to any award. No such modification, amendment or cancellation shall be made which would adversely affect the rights of a participant under any outstanding award without that person’s consent. The Compensation Committee does not need the consent of a participant (or other interested party) to modify, amend or cancel an award if (a) the Compensation Committee determines that such action is necessary or appropriate in order for the Company, the 2023 Plan or any award to satisfy or conform to any applicable law, rule, regulation or other legal requirement, to any listing standard or other requirement of a national securities exchange, or to any accounting standard or requirement, (b) such action is permitted by another provision of the 2023 Plan, such as the adjustment provisions described above, or (c) the Compensation Committee determines that such action is not reasonably likely to significantly diminish the benefits provided under the affected award, or that any such diminishment has been adequately compensated.

WITHHOLDING. We may withhold the amount of any tax attributable to any amount payable or shares deliverable under the 2023 Plan after giving notice to the person entitled to receive such amount or shares, and can defer making payment or delivery if any such tax may be pending. The Compensation Committee may permit a participant to pay any withholding taxes based on (1) the exercise of a non-qualified stock option or stock appreciation right; (2) a disqualifying disposition of shares received upon the exercise of an ISO; or (3) the lapse of restrictions on restricted stock, restricted stock units, performance shares or performance units, by (a) having us withhold shares otherwise issuable under the award; (b) tendering back shares received in connection with such award; or (c) delivering other previously owned shares, in each case having a fair market value equal to the amount to be withheld.

NON-EXCLUSIVITY. The adoption of the 2023 Plan will not preclude the Company from maintaining or adopting any additional stock option, restricted stock, SAR, performance share, performance unit, bonus, incentive or other compensation plans or arrangements for any of its officers, directors, employees or other service providers.

RECOUPMENT/CLAWBACK. All awards under the 2023 Plan (including any proceeds, gains or other economic benefit actually or constructively received by a participant upon any receipt or exercise of any award or upon the receipt or resale of any shares of common stock underlying the award) are subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable award agreement.

NEW PLAN BENEFITS. As of the date of this proxy statement, the Company has not yet made a restricted share grant to Mr. Judd, who joined the Board on October 19, 2022. The Company expects to make a grant to Mr. Judd consistent with those made to its other independent directors. If the 2023 Plan is approved by the Company’s shareholders, the Company expects such grant to be made pursuant to the 2023 Plan. Beyond this expectation, the Company cannot currently determine the awards that may be granted under the 2023 Plan in the future to officers or other persons. The Compensation Committee will make such determinations from time to time as described above.

FEDERAL INCOME TAX CONSEQUENCES. The following summarizes certain general federal income tax consequences relating to the 2023 Plan under current tax law and is intended for the information of our shareholders considering how to vote with respect to this proposal, and not as tax guidance to participants in the 2023 Plan. This discussion of federal income tax consequences does not purport to be a complete discussion of all of the potential tax effects of the 2023 Plan. This discussion is based on the federal income tax laws currently in effect, which are subject to change, possibly with retroactive effect, or to differing interpretations by the Internal Revenue Service or a court, which could alter the tax consequences described herein. In addition, this discussion does not address the U.S. federal estate and gift tax, state and local tax, foreign tax, or other tax consequences that may be relevant to a person depending on the person’s particular circumstances. We strongly urge participants to consult their own tax advisors regarding the federal, estate and gift, state, local, foreign, and other tax consequences of participating in the 2023 Plan.

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STOCK OPTIONS. The grant of a stock option under the 2023 Plan will create no income tax consequences to us or the participant. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary compensation income is recognized by the participant. Upon the participant’s subsequent disposition of the shares received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis of the shares sold, i.e., the exercise price plus the amount of ordinary compensation income recognized on the exercise date. Under certain circumstances involving a change of control, we may not be entitled to a deduction with respect to stock options granted to certain executive officers. In general, an employee will recognize no income or gain as a result of exercise of an ISO (except that the alternative minimum tax may apply), if the option is exercised during employment or within the specified period of time thereafter (generally 3 months, or one year if termination is due to death or permanent and total disability). Except as described below, the employee will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an ISO and we will not be allowed a deduction. If the employee fails to hold the shares of common stock acquired pursuant to the exercise of an ISO for at least two years from the grant date of the ISO and one year from the exercise date, then the employee will recognize ordinary compensation income at the time of the disposition equal to the excess of the fair market value of the shares at the time of exercise over the exercise price (or, if less, the excess of the amount realized on the sale over the exercise price). We will generally be entitled to a corresponding tax deduction for this amount. The balance of the gain or loss will be short-term or long-term capital gain or loss, depending on the length of time the employee has held the shares after the exercise date.

RESTRICTED STOCK. Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the 2023 Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary compensation income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time (less the amount, if any, the participant paid for such restricted stock). We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Under certain circumstances involving a change of control, we may not be entitled to a deduction with respect to restricted stock granted to certain executive officers. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the date the restrictions lapse. If the election is not made, dividends paid in cash and received by a participant prior to or at the time the restrictions lapse will constitute ordinary compensation income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein. A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary compensation income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment, to the extent of the Company’s earnings and profit, and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, the participant will not be entitled to deduct any loss, except a capital loss to the extent of the amount paid for the restricted stock, if any. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

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RESTRICTED STOCK UNITS. In general, taxable income is not recognized by a participant upon the grant of a restricted stock unit, and the Company will not be entitled to a tax deduction at that time. The participant will generally recognize compensation taxable as ordinary income (and subject to income tax withholding), however, at the time of the settlement of the restricted stock unit, equal to the fair market value of any shares delivered and the amount of cash paid by the Company. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as income is recognized by the participant.

STOCK APPRECIATION RIGHTS. The grant of a stock appreciation right under the 2023 Plan will create no income tax consequences to us or the participant. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the amount of any cash and the fair market value of any shares of common stock received. We will generally be entitled to a deduction in the same amount and at the same time as ordinary compensation income is recognized by the participant. Under certain circumstances involving a change of control, we may not be entitled to a deduction with respect to stock appreciation rights granted to certain executive officers.

PERFORMANCE UNITS AND PERFORMANCE SHARES. With respect to stock awards, performance units and performance shares that may be settled either in cash or in shares of common stock, the participant will recognize ordinary compensation income equal to the amount of any cash and the fair market value of the shares of common stock received. If, however, the participant receives shares of restricted stock in settlement, then the participant may defer recognition of income in accordance with the rules applicable to such restricted stock, as described above. We will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant.

162(m) LIMIT ON COMPENSATION. Section 162(m) of the Internal Revenue Code limits the deduction we can take for compensation paid to our CEO and certain other executive officers to $1 million per year per individual.

DEFERRED COMPENSATION RULES. An award under the 2023 Plan may be a deferral of compensation that is subject to Section 409A of the Internal Revenue Code. Special requirements apply to awards that are so subject. The 2023 Plan was designed with the intent that all awards will either be exempt from Section 409A of the Internal Revenue Code or comply with the requirements of Section 409A of the Internal Revenue Code, but there is no guarantee that the 2023 Plan will be exempt or compliant with the requirements of that section. If an award that is subject to Section 409A of the Internal Revenue Code fails to satisfy the requirements of that section, then, upon vesting, the participant will be subject to immediate taxation of the deferred amount, a 20% penalty, and an interest charge. Section 409A of the Internal Revenue Code does not impose any penalties on the Company.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of shares under the 2023 Plan with the SEC pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the 2023 Plan by the Company’s shareholders.

Vote Required

Approval of the 2023 Plan requires that the number of votes cast “FOR” the proposal exceed the number of votes cast “AGAINST” the proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 3.

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PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF WHITLEY PENN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2023

The Audit Committee has appointed Whitley Penn LLP (“Whitley Penn”) as our independent registered public accounting firm for the fiscal year ending October 1, 2023 and the Board has directed that the selection of Whitley Penn be submitted to a vote of shareholders at the Annual Meeting for ratification.

The shareholder vote is not binding on the Audit Committee. If the appointment of Whitley Penn is not ratified, the Audit Committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to shareholders. Even if the appointment of Whitley Penn is ratified, the Audit Committee may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our shareholders.

Representatives of Whitley Penn are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Principal Accountant Fees and Services

The following table sets forth the fees paid to date for audit services rendered during fiscal years ended October 2, 2022 and October 3, 2021, respectively.

Fee Category	2022	2021
Audit Fees (1)	$134,593	$101,786

Tax Fees	9,450	8,500

(1)	Audit Fees are fees for professional services performed for the audit of our annual consolidated financial statements and review of consolidated financial statements included in our 10-Q filings for the fiscal years ended October 2, 2022 and October 3, 2021, respectively.

Vote Required

Ratification of the appointment of Whitley Penn LLP as our auditors requires that the number of votes cast “FOR” the proposal exceed the number of votes cast “AGAINST” the proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 4.

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PROPOSAL 5 - OTHER MATTERS

The Board knows of no matter to be brought before the Annual Meeting other than the matters identified in this proxy statement. However, with respect to any other matter that properly comes before the Annual Meeting, the proxy holder(s) will vote as recommended by the Board or, if no recommendation is given, in his or their own discretion.

SHAREHOLDER PROPOSALS FOR THE 2024 MEETING

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a shareholder.

Shareholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2024 pursuant to Rule 14a-8 must be received by us no later than September __, 2023. If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s Annual Meeting, then the deadline for inclusion of a shareholder proposal in our proxy materials is instead a reasonable time before we begin to print and send our proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Notice to us of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to our Secretary. While the Company’s bylaws do not currently contain an advance notice provision, to be considered timely, a shareholder’s notice must be delivered to the Secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

Notice to us of a proxy solicitation in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 for the Company’s next annual meeting must be postmarked or transmitted electronically to us at our principal executive office no later than December 18, 2023, except that, if the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of next year’s annual meeting or the 10th calendar day following the day on which public announcement of the date of next year’s annual meeting is first made by us.

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ANNUAL REPORT

Upon written request to the Secretary, Optex Systems Holdings, Inc. at 1420 Presidential Drive, Richardson, TX 75081, we will provide without charge to each person requesting a copy of our 2022 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2022 Annual Report, are available on our Internet website at www.optexsys.com

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Danny Schoening
Danny Schoening
Chairman of the Board of Directors

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ANNEX A

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION, As AMENDED,

OF

OPTEX SYSTEMS HOLDINGS, INC.

OPTEX SYSTEMS HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

FIRST: The Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”) was initially filed with the Secretary of State of the State of Delaware on April 11, 2006.

SECOND: That the Board of Directors of the Corporation, by unanimous written consent, adopted the following amendment to the Certificate of Incorporation:

The Article numbered “FOURTH” of the Certificate of Incorporation is hereby amended by adding the following paragraph at the end thereof:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each two (2) shares of common stock, par value $0.001 per share (the “Common Stock”) issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Split”). No fractional shares shall be issued in connection with the Reverse Split. In the event the Reverse Split leaves a shareholder with a fraction of a share, the number of shares due to such shareholder will be rounded up to the nearest whole number of shares. The Reverse Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. The number of authorized shares of Common Stock and preferred stock, par value $0.001 per share, and the par value of each share shall remain unaffected by the Reverse Split.”

THIRD: That the aforesaid amendments have been consented to, authorized, and duly adopted, by the Board of Directors of the Corporation by written consent and voted on by the majority of shareholders of the Corporation.

IN WITNESS WHEREOF, OPTEX SYSTEMS HOLDINGS INC. has caused this Certificate of Amendment to the Certificate of Incorporation to be duly executed in its name and on its behalf by its Chief Executive Officer this _______ day of ____________,_____.

OPTEX SYSTEMS HOLDINGS, INC.

By:
Name:	Danny Schoening
Title:	Chief Executive Officer

ANNEX B

OPTEX SYSTEMS HOLDINGS, INC.
2023 equity incentive PLAN

1. Purpose. The Optex Systems Holdings, Inc. 2023 Equity Incentive Plan has two complementary purposes: (a) to attract and retain outstanding people as officers, directors, employees, consultants and advisors, and (b) to increase shareholder value. The Plan will provide participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock or receive monetary payments based on the value of such common stock on the potentially favorable terms that this Plan provides.

2. Definitions. Capitalized terms used in this Plan have the following meanings:

(a) “Affiliates” means any corporation, partnership, joint venture, or other entity during any period in which the Company owns, directly or indirectly, at least twenty percent (20%) of the equity, voting or profits interest, and any other business venture that the Committee designates in which the Company has a significant interest, as the Committee determines in its discretion.

(b) “Award” means a grant of Options, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units, SARs or other incentive award under this Plan.

(c) “Award Agreement” shall have the meaning set forth in Section 14(c) of this Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Change of Control” means the occurrence of any one of the following events:

(i) any “Person” (as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that the term “Person” shall not include (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities that are beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing fifty percent (50%) or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or

(ii) the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on the date of the Company’s 2023 annual meeting of shareholders, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least one-half (1/2) of the Directors then still in office who either were Directors on the date of the Company’s 2023 annual meeting of shareholders, or whose appointment, election or nomination for election was previously so approved; or

(iii) consummation of a merger or consolidation of the Company with any other corporation or approval of the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing fifty percent (50%) or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities;

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or the Company consummates the sale or disposition of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of twenty-four (24) consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

(v) consummation of a sale or disposition of all or substantially all of the assets or equity of an Affiliate or of a division of the Company, if the Committee determines, in its sole discretion, that the economic effect of such sale or disposition on the employees of such Affiliate or division, as the case may be, is tantamount to a Change of Control set forth in (d)(i)-(iv), provided, however, that in such case, a Change of Control shall only be deemed to occur with respect to such employees, and not with respect to any other Participants.

Notwithstanding the foregoing, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(f) “Change of Control Price” means the highest of the following: (i) the Fair Market Value of the Shares, as determined on the date of the Change of Control; (ii) the highest price per Share paid in the Change of Control transaction; or (iii) the Fair Market Value of the Shares, calculated on the date of surrender of the relevant Award in accordance with Section 13(d) of this Plan, but this clause (iii) shall not apply if in the Change of Control transaction, or pursuant to an agreement to which the Company is a party governing the Change of Control transaction, all of the Shares are purchased for and/or converted into the right to receive a current payment of cash and no other securities or other property.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(h) “Committee” means the Compensation Committee of the Board (or such successor committee with the same or similar authority), which must be composed solely of not less than two Directors, each of whom must qualify as a “non-employee director” within the meaning of Rule 16b-3.

(i) “Common Stock” means the common stock of the Company, subject to adjustment as provided in Section 13.

(j) “Company” means Optex Systems Holdings, Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any consultant or advisor engaged to provide services to the Company or any Affiliate who qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

(l) “Director” means a member of the Board, and “Non-Employee Director” means a member of the Board who is not also an employee of the Company or its Affiliates.

(n) “Effective Date” means the date the Company’s shareholders approve this Plan.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(p) “Fair Market Value” means, per Share on a particular date, the last sales price on such date on the national securities exchange on which the Common Stock is then traded, as reported by such exchange, or if no sales of Common Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion, but consistent with the requirements of the Code and other applicable law, will be used.

(q) “Option” means the right to purchase Shares at a stated price. “Options” may either be “incentive stock options” which meet the requirements of Section 422 of the Code, or “nonqualified stock options” which do not meet the requirements of Section 422 of the Code.

(r) “Participant” means (i) an officer or other employee of the Company or its Affiliates, or an individual that the Company or an Affiliate has engaged to become an officer or employee, or a Consultant, whom the Committee designates to receive an Award under this Plan, and (ii) a Non-Employee Director whom the Committee designates to receive an Award under this Plan.

(s) “Performance Goals” means any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more subsidiaries or other business units: revenue; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; cost of goods sold; ratio of debt to debt plus equity; profit before tax; gross profit; net profit; net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization, adjusted as determined by the Committee; Fair Market Value of Shares; basic earnings per share; diluted earnings per share; return on shareholder equity; inventory turns (average inventory divided by cost of sales); return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; and such other goals as the Committee may establish in its discretion.

(t) “Performance Shares” means the right to receive Shares to the extent the Company or Participant achieves certain Performance Goals that the Committee establishes over a period of time the Committee designates consisting of one or more full fiscal years of the Company.

(u) “Performance Units” means the right to receive monetary units with a designated dollar value or monetary units the value of which is equal to the Fair Market Value of one or more Shares, to the extent the Company or Participant achieves certain Performance Goals that the Committee establishes over a period of time the Committee designates consisting of one or more full fiscal years of the Company.

(v) “Plan” means this Optex Systems Holdings, Inc. 2023 Equity Incentive Plan, as amended from time to time.

(w) “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the completion of a period of service, as determined by the Committee.

(x) “Restricted Stock Units” means the right to receive monetary units with a designated dollar value or monetary units the value of which is equal to the Fair Market Value of one or more Shares, that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the completion of a period of service, as determined by the Committee.

(y) “SAR” means the right to receive cash or Shares with a value equal to the increase in the Fair Market Value of one or more Shares.

(z) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(aa) “Share” means a share of Common Stock.

(bb) “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the chain) owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(cc) The term “Ten Percent Shareholder” shall mean an individual who owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations within the meaning of Section 422 of the Code.

3. Administration.

(a) Committee Administration. The Committee has full authority to administer this Plan, including the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules, regulations and policies relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect, (iv) make any modification, amendment, cancellation or waiver permitted by Section 11(c) of this Plan, and (v) make all other determinations necessary or advisable for the administration of this Plan. All Committee designations, determinations, interpretations and other decisions must be approved in the manner provided by the Company’s bylaws, the Committee’s charter (if any) and applicable corporate law. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions made under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and are final and binding on any person with an interest therein.

(b) Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board or to one or more officers of the Company any or all of the authority and responsibility of the Committee, except that no such delegation to officers is permitted with respect to individuals who are Section 16 Participants at the time any such delegated authority or responsibility is exercised. The Board also may delegate to another committee of the Board consisting entirely of Non-Employee Directors any or all of the authority and responsibility of the Committee with respect to individuals who are Section 16 Participants. If the Board has made such a delegation, then all references to the Committee in this Plan include such other committee or one or more officers to the extent of such delegation.

(c) No Liability. No member of the Committee, and no committee or officer to whom a delegation under subsection (b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless such individual to the maximum extent that the law and the Company’s bylaws permit.

4. Eligibility. The Committee may designate from time to time the Participants to receive Awards under this Plan. The Committee’s designation of a Participant in any year will not require them to designate such person to receive an Award in any other year. The Committee may consider such factors as it deems pertinent in selecting a Participant and in determining the types and amounts of Awards. In making such selection and determination, factors the Committee may consider include, but are not limited to: (a) the Company’s financial condition; (b) anticipated profits for the current or future years; (c) the Participant’s contributions or expected contributions to the profitability and development of the Company or any Affiliate; and (d) other compensation provided to the Participant. Non-Employee Directors may receive Awards under Section 5(b) of this Plan, and are not eligible to receive any other Awards.

5. Grants of Awards.

Subject to the terms of this Plan, the Committee has full power and authority to: (i) determine the type or types of Awards to be granted to each Participant; (ii) determine the number of Shares with respect to which an Award is granted to a Participant, if applicable; and (iii) determine any terms and conditions of any Award granted to a Participant. Awards under this Plan may be granted either alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate). Tandem Awards may be granted either at the same time as, or at different times from, the grant of the other Awards (or awards) to which they relate. The Committee’s determinations need not be the same for each grant or for each Participant.

6. Shares Reserved under this Plan.

(a) Plan Reserve. Subject to subsection (c), an aggregate of 600,000 Shares are reserved for issuance under this Plan. The number of Shares reserved for issuance under this Plan shall be reduced by, and only by, (i) the number of Shares delivered in payment or settlement of Awards, (ii) the number of Shares withheld as payment of the exercise price of any Options or SARs in lieu of cash and (iii) the number of Shares withheld pursuant to Section 12(a) of this Plan. The limitations of this subsection are subject to adjustments as provided in Section 13 of this Plan.

(b) Replenishment of Shares Under this Plan. If an Award lapses, expires, terminates or is cancelled without the issuance of Shares or payment of cash under the Award, then the Shares subject to or reserved for such Award may again be used for new Awards under this Plan. For the sake of clarity, the number of Shares described in Sections 6(a)(i) through 6(a)(iii) of this Plan shall not again be used for new Awards under this Plan, nor shall Shares purchased by the Company on the open market using the proceeds from Option or SAR exercises be used for Awards under this Plan.

(c) Incentive Stock Option Limitation. Notwithstanding anything to the contrary, but subject to adjustments as provided in Section 13 of this Plan, the maximum aggregate number of Shares that may be issued under this Plan pursuant to the exercise of incentive stock options shall be 600,000 Shares.

7. Options.

(a) Eligibility. The Committee may grant Options to any Participant it selects. The Committee must specify whether the Option is an incentive stock option or a nonqualified stock option, but only employees of the Company or a Subsidiary may receive grants of incentive stock options.

(b) Exercise Price. For each Option, the Committee will establish the exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant. Notwithstanding anything herein to the contrary, if an incentive stock option is granted to any Participant who, at the time of grant, is a Ten Percent Shareholder, the exercise price of such Option shall not be less than 110% of the Fair Market Value of the Shares subject to the Option as determined on the date of grant and the term of such Option shall not extend beyond five years from the date of grant.

(c) Terms and Conditions of Options. An Option will be exercisable at such times and subject to such conditions as the Committee specifies, except that the Option must terminate no later than 10 years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Section 422 of the Code except to the extent the Committee determines otherwise. The aggregate Fair Market Value of the stock for which an incentive stock option is exercisable by a Participant for the first time during any calendar year under the Plan and any other plans of the Company or its subsidiaries may not exceed $100,000, as determined in accordance with Section 422(d) of the Code. To the extent this limitation is exceeded, such incentive stock option shall automatically be treated as a nonqualified stock option. This limit shall be applied by taking Options into account in the order in which they were granted.

8. Stock Appreciation Rights.

(a) Eligibility. The Committee may grant SARs to any Participant it selects. The Committee may grant SARs in tandem with an Option or alone and unrelated to an Option. Tandem SARs shall expire no later than the expiration of the underlying Option, and must have the same date of grant as the underlying Option.

(b) Exercise of Tandem SARs. Tandem SARs may be exercised:

(i) with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option;

(ii) only with respect to the Shares for which its related Option is then exercisable; and

(iii) only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of the Option.

The value of the payment with respect to the tandem SAR may be no more than 100% of the difference between the exercise price of the underlying Option (which, as set forth in Section 7(b) of this Plan, may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant) and the Fair Market Value of the Shares subject to the underlying Option at the time the tandem SAR is exercised.

(c) Payment of SAR Benefit. Upon exercise of an SAR, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the excess of the Fair Market Value of a Share on the date of exercise over the SAR exercise price; by

(ii) the number of Shares with respect to which the SAR is exercised;

provided that the Committee at the time of the grant may provide that the benefit payable on exercise of a SAR shall not exceed such percentage of the Fair Market Value of a Share on the date of grant as the Committee shall specify. For each SAR, the Committee will establish the SAR exercise price, which may not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant. As determined by the Committee, the payment upon exercise of an SAR may be in cash, in Shares that have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment, or in some combination thereof.

9. Performance and Restricted Awards.

(a) Eligibility for Performance and Restricted Awards. The Committee may grant awards of Performance Shares, Performance Units, Restricted Stock or Restricted Stock Units to Participants the Committee selects.

(b) Terms and Conditions.

(i) Each award of Performance Shares or Performance Units may be subject to such terms and conditions as the Committee determines appropriate; however, subject to Sections 11(c) and 13 of this Plan, an award of Performance Shares and/or Performance Units must be subject to a condition that one or more Performance Goals be achieved for the Participant to realize all or a portion of the benefit provided under the Award, with the corresponding performance period consisting of one or more full fiscal years of the Company. No shares of Common Stock shall be issued at the time Performance Shares or Performance Units are granted. A Participant shall not have any voting rights with respect to any Performance Shares or Performance Units granted hereunder. The Committee may determine to pay or settle Performance Units in cash, in Shares, or in a combination of cash and Shares.

(ii) Each award of Restricted Stock and Restricted Stock Units may be subject to such terms and conditions as the Committee determines appropriate; however, subject to Sections 11(c) and 13 of this Plan, an award of Restricted Stock and/or Restricted Stock Units must have a restriction period of at least one year. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted. A Participant shall not have any voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may determine to pay or settle Restricted Stock Units in cash, in Shares, or in a combination of cash and Shares.

10. Transferability. Each Award granted under this Plan is not transferable other than by will or the laws of descent and distribution, except that a Participant may, if and only to the extent the Committee allows and in a manner the Committee specifies: (a) designate in writing a beneficiary to exercise the Award after the Participant’s death; or (b) transfer any award. The Committee is not obligated to approve or otherwise permit any Award to be transferred. In no event shall an incentive stock option be transferable by the individual to whom it was granted other than by will or the laws of descent and distribution, and an incentive stock option is exercisable, during such individual’s lifetime, only by such individual.

11. Effectiveness, Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Effectiveness and Term of Plan. This Plan will be effective as of the Effective Date. This Plan will terminate, and no Award may be granted more than, ten (10) years after the Effective Date, unless the Board earlier terminates this Plan pursuant to subsection (b).

(b) Termination and Amendment. The Board may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i) shareholders must approve any amendment of this Plan if required by: (A) the rules and/or regulations promulgated under Section 16 of the Exchange Act (for this Plan to remain qualified under Rule 16b-3); (B) the Code or any rules promulgated thereunder (to allow for incentive stock options to be granted under this Plan); or (C) the listing requirements of NASDAQ, if the Shares are then traded on NASDAQ, or any other principal securities exchange or market on which the Shares are then traded (to maintain the listing or quotation of the Shares on that exchange); and

(ii) shareholders must approve any of the following Plan amendments: (A) an amendment to increase any number of Shares specified in Section 6(a) of this Plan (except as permitted by Section 13 of this Plan); (B) an amendment to shorten the restriction periods specified in Section 9(b) of this Plan; or (C) an amendment to the provisions of Section 11(e) of this Plan.

(c) Amendment, Modification or Cancellation of Awards. Except as provided in subsection (e) and subject to the requirements of this Plan:

(i) the Committee may (x) accelerate the vesting of any Award (including the lapsing of any restriction period); (y) remove conditions for vesting (or lapsing of any restriction period); or (z) provide that all or a portion of the Performance Goals subject to an Award are deemed achieved, upon a Change of Control or the Participant’s death, disability, retirement, layoff, termination, separation from service in connection with a Change of Control, or other separation from service, where the Committee determines that such treatment is appropriate and in the Company’s best interests; and

(ii) the Committee may otherwise modify, amend or cancel any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, so long as any such action does not increase the number of Shares issuable under this Plan (except as permitted by Section 13 of this Plan); provided, however, that any such action shall not adversely affect without such Participant’s consent the rights of a Participant under any Award previously granted to such Participant; provided further, that the Committee shall have the right to modify, amend or cancel any outstanding Award or adopt other forms, policies and procedures applicable to outstanding Awards (including amendments, policies and procedures with retroactive effect) without the consent of any Participant (or other interested party) if (x) the Committee determines that such action is necessary or appropriate in order for the Company, this Plan or the Award to satisfy or conform to any applicable law, rule, regulation or other legal requirement, to any listing standard or other requirement of a national securities exchange, or to any accounting standard or requirement, (y) such action is permitted by another provision of this Plan, or (z) the Committee determines that such action is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated, in each case even if such action reduces, restricts or eliminates rights granted under the Plan, an Award or Award Agreement prior to the modification, amendment or cancellation.

(d) Survival of Committee Authority and Awards. Notwithstanding the foregoing, the authority of the Committee to administer this Plan and modify, amend or cancel an Award, and the authority of the Board to amend the Plan, shall extend beyond the date of this Plan’s termination so long as any Award remains outstanding. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions or the terms of this Plan.

(e) Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 13 of this Plan, neither the Committee nor any other person may decrease the exercise price for any outstanding Option or SAR granted under this Plan after the date of grant, allow a Participant to surrender an outstanding Option or SAR granted under this Plan to the Company as consideration for the grant of a new Option or SAR, as applicable, with a lower exercise price, or allow a Participant to surrender an outstanding Option or SAR for cash when the exercise price of the Option or SAR, as applicable, equals or exceeds the Fair Market Value of the Shares subject to the Option or SAR.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve such supplements to, or amendments, restatements or alternative versions of this Plan as it determines is necessary or appropriate for such purposes. Any such supplement, amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 11(b)(ii) of this Plan.

12. Taxes.

(a) Withholding. The Company is entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under this Plan after giving the person entitled to receive such amount or Shares notice as far in advance as reasonably practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction. The Committee may permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with (a) the exercise of a nonqualified stock option or SAR, (b) a disqualifying disposition of Shares received upon the exercise of an incentive stock option, or (c) the lapse of restrictions on Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, by electing to (i) have the Company withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total maximum federal, state and local tax withholding obligations associated with the transaction. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires. The Fair Market Value of fractional Shares remaining after payment of the withholding taxes may be paid to the Participant in cash.

(b) Section 409A of the Code. It is the intention of the Company that the Options, SARs and Restricted Stock granted under this Plan will be exempt from the requirements of Section 409A of the Code, and the other Awards granted under the Plan will be exempt from, or will comply with the requirements of, Section 409A of the Code, and the Plan and the terms and conditions of all Awards and Award Agreements shall be interpreted, construed and administered consistent with such intent. The Committee shall have the right to amend the Plan and any outstanding Awards or Award Agreements or adopt other forms, policies and procedures applicable to the Plan, Awards and Award Agreements (including amendments, policies and procedures with retroactive effect) without Participant consent as may be necessary or appropriate to comply with the requirements of Section 409A of the Code or an exemption thereto, even if the amendment reduces, restricts or eliminates rights granted under the Plan, an Award or Award Agreement prior to the amendment. Although the Company intends to administer the Plan, Awards and Award Agreements in compliance with Section 409A of the Code or an exemption thereto, the Company does not warrant that the terms of any Award or Award Agreement or the Company’s administration thereof will be exempt from, or will comply with the requirements of, Section 409A of the Code. The Company shall not be liable to any Participant or any other person for any tax, interest, or penalties that the person may incur as a result of an Award or Award Agreement or the Company’s administration thereof not satisfying any of the requirements of Section 409A of the Code.

13. Adjustment Provisions; Change of Control.

(a) Adjustment of Shares. In the event that, at any time or from time to time, a stock dividend, stock split, reverse stock split, spin-off, recapitalization, extraordinary dividend, or other equity restructuring (as defined in Financial Accounting Standards Board Accounting Standards Codification 718, “Stock Compensation”) occurs that affects the Shares, the Committee shall, in such manner as it deems equitable, adjust any or all of (i) the number and type of Shares subject to this Plan (including the number and type of Shares that may be granted as Restricted Stock or issued pursuant to Options, SARs, Restricted Stock Units, Performance Shares or Performance Units that may be granted to a Participant) and which may after the event be made the subject of Awards under this Plan, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award. Such adjustment shall be made by the Committee in a manner it deems equitable in order to prevent the enlargement or dilution of the benefits or potential benefits intended to be granted under this Plan. Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number, and upon any such adjustment the Shares subject to any Award shall be rounded down to the nearest whole Share. It is intended that, to the greatest extent possible, any adjustments contemplated by this Section 13(a) be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 and 409A of the Code), and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

(b) Mergers and Other Corporation Transactions. In the event of any merger, consolidation, combination, share exchange, acquisition of property or stock, reorganization, dissolution, or other similar corporate transaction or event, whether or not constituting a Change of Control, the Committee may (without the consent of any Participant or other holder of an Award), in its discretion, provide for or cause Awards to be assumed by the surviving corporation or its parent, continued by the Company (if the Company is a surviving corporation), cancelled in exchange for a payment of cash, substituted or exchanged for stock, other securities, or other property, or any combination of the foregoing. Such action shall be effective at such time and in such manner as the Committee specifies based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Shares upon or in respect of such event. Further, all outstanding Awards shall be subject to the terms of any agreement governing any such merger, consolidation, combination, share exchange, acquisition of property or stock, reorganization, dissolution or other transaction or event. If an Award is cancelled in whole or in part in exchange for a cash payment, the amount of such payment shall be determined by the Committee, but if such transaction or event constitutes a Change of Control, then such payment shall be at least as favorable to the holder as the greatest amount the holder could have received in respect of such Award under subsection (d).

(c) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, combination, share exchange, acquisition of property or stock, reorganization, dissolution, or other similar corporate transaction or event, the Committee may authorize the issuance or assumption of awards upon such terms and conditions as it may deem appropriate.

(d) Change of Control. Except to the extent the Committee provides a result more favorable to holders of Awards (pursuant to Section 11(c) of this Plan or otherwise), in the event of a Change of Control:

(i) each holder of an Option (A) shall have the right at any time thereafter to exercise the Option in full whether or not the Option was theretofore exercisable; and (B) shall have the right, exercisable by written notice to the Company within 60 days after the Change of Control, to receive, in exchange for the surrender of the Option, an amount of cash equal to the excess of the Change of Control Price of the Shares covered by the Option that is so surrendered over the exercise price of such Option; provided that the foregoing shall not apply with respect to any portion of an Option that was forfeited or cancelled upon a Participant’s termination of employment or service prior to the date of the Change of Control;

(ii) each holder of an SAR (A) shall have the right at any time thereafter to exercise the SAR in full whether or not the SAR was theretofore exercisable; and (B) shall have the right, exercisable by written notice to the Company within 60 days after the Change of Control, to receive, in exchange for the surrender of the SAR, an amount of cash equal to the excess of the Change of Control Price of the Shares covered by the SAR that is so surrendered over the exercise price of such SAR; provided that the foregoing shall not apply with respect to any portion of an SAR that was forfeited or cancelled upon a Participant’s termination of employment or service prior to the date of the Change of Control;

(iii) Restricted Stock and/or Restricted Stock Units that are not then vested shall vest upon the date of the Change of Control and each holder of such Restricted Stock and/or Restricted Stock Units shall have the right, exercisable by written notice to the Company within 60 days after the Change of Control, to receive, in exchange for the surrender of such Restricted Stock and/or Restricted Stock Units, an amount of cash equal to the Change of Control Price of such Restricted Stock and/or Restricted Stock Units;

(iv) each holder of a Performance Share and/or Performance Unit for which the performance period has not expired shall have the right, exercisable by written notice to the Company within 60 days after the Change of Control, to receive, in exchange for the surrender of the Performance Share and/or Performance Unit, an amount of cash equal to the product of the value of the Performance Share and/or Performance Unit and a fraction the numerator of which is the number of whole months which have elapsed from the beginning of the performance period to the date of the Change of Control and the denominator of which is the number of whole months in the performance period; and

(v) each holder of a Performance Share and/or Performance Unit that has been earned but not yet paid shall receive an amount of cash equal to the value of the Performance Share and/or Performance Unit.

For purposes of this Section 13, the “value” of a Performance Share shall be equal to, and the “value” of a Performance Unit the value of which is equal to the Fair Market Value of one or more Shares shall be based on, the Change of Control Price.

14. Miscellaneous.

(a) Other Terms and Conditions. The grant of any Award under this Plan may also be subject to other provisions (whether or not applicable to the Award awarded to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

(i) if and to the extent permitted Section 409A of the Code, one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan);

(ii) the purchase of Shares under Options in installments;

(iii) the payment of the purchase price of Options by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, or by delivery (including by electronic delivery) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;

(v) restrictions on resale or other disposition; and

(vi) compliance with federal or state securities laws and stock exchange requirements.

Notwithstanding anything to the contrary in this Plan, the current payment of dividends or dividend equivalents on unvested Awards is prohibited under this Plan. For the sake of clarity, unvested Awards can accrue dividends and dividend equivalents with payment deferred until the underlying Shares vest or are settled, as applicable.

(b) Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which the Participant is employed or otherwise serves the Company or its Affiliates. Unless the Committee provides otherwise in a Participant’s Award Agreement, if a Participant changes status from an employee to a Director, or vice versa, or directly transfers employment among the Company or any of its Affiliates such that the Participant does not cease to be an employee of the Company and its Affiliates, the Participant shall not be considered to have terminated employment or service under the terms of this Plan or the Participant’s Award (except, in the case of an incentive stock option, as required by the Code for purposes of determining the Option’s qualification as an incentive stock option). However, in the event that the Company sells its entire interest in an Affiliate, or sells a portion of its interest in such Affiliate so that such entity no longer meets the definition of an Affiliate, then a Participant at such entity will be considered to have terminated employment at such time for purposes of this Plan and the Participant’s Award Agreement, unless the Participant’s Award Agreement or the Committee provides otherwise.

(c) Award Agreement. No Award granted under this Plan shall be effective unless and until either (i) the Company and the Participant execute a written agreement that sets forth the terms and provisions applicable to the Participant’s Award, or (ii) the Company issues a written statement to a Participant describing the terms and provisions of the Participant’s Award (such agreement or written statement, an “Award Agreement”).

(d) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(e) Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(f) Requirements of Law. The granting of Awards under this Plan and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award Agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any national securities exchange, over-the-counter market or similar entity.

(g) Governing Law. This Plan, and all agreements under this Plan, should be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles.

(h) Construction. Titles and heading to sections are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of the Plan. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, any feminine term used herein also shall include the masculine, the plural shall include the singular, and the singular shall include the plural.

(i) Severability. If any provision of this Plan or any Award Agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any Award Agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, Award Agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award Agreement and such Award will remain in full force and effect.

(j) Non-Exclusivity. The adoption of this Plan shall not preclude the Company from maintaining or adopting any additional stock option, restricted stock, SAR, performance share, performance unit, bonus, incentive or other compensation plans or arrangements for any of its officers, directors, employees or other service providers.

(k) Recoupment/Claw-back. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

OPTEX SYSTEMS HOLDINGS, INC

1420 PRESIDENTIAL DRIVE RICHARDSON TX 75081

VOTE BY INTERNET - www.optex.vote

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on February 15, 2023. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37th St, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

Optex Systems Holdings, Inc.

The undersigned hereby appoints Danny R. Schoening the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the common stock, of Optex Systems Holdings, Inc., which the undersigned is entitled to vote at the Annual Meeting (the "Meeting") of stockholders of Optex Systems Holdings, Inc., to be held at 10:00 AM Central Time on February 16, 2023, virtually by calling 877-407-3088 (toll free), and any adjournment or postponement thereof. There will not be a physical meeting location.

This proxy is solicited by the Company's Board of Directors.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, this proxy will be voted as recommended by the Company's Board of Directors, or if no recommendation is given, in the proxy holder's discretion.

The Board of Directors recommends a vote "FOR" for all of the nominees in Proposal 1, and "FOR" Proposals 2, 3 and 4.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	For	Withhold
1a. Danny R. Schoening	☐	☐
1b. Dayton Judd	☐	☐
1c. Dale E. Lehmann	☐	☐
1d. R. Rimmy Malhotra	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date